SCHEDULE 14A INFORMATION

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OLD LINE BANCSHARES, INC.
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OLD LINE BANCSHARES, INC.
1525 Pointer Ridge Place
Bowie, Maryland  20716

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 15, 2013 AT 5:00 P.M.

The Annual Meeting of Stockholders of Old Line Bancshares, Inc., a Maryland corporation, will be held on August 15, 2013, at 5:00 p.m., local time, at Old Line Bancshares, Inc.’s office located at 1525 Pointer Ridge Place, Bowie, Maryland for the following purposes:

1.
To elect four directors to serve for a three year term ending at the Annual Meeting of Stockholders to be held in 2016, and until their successors are duly elected and qualified and to elect two directors to serve the remainder of a three year term ending at the Annual Meeting of Stockholders to be held in 2015, and until their successors are duly elected and qualified.

2.	To ratify the appointment of Dixon Hughes Goodman, LLP as independent public accountants to audit the financial statements of Old Line Bancshares, Inc. for 2013.

3.
To approve an amendment to Old Line Bancshares, Inc.’s articles of incorporation to increase the number of authorized shares of the Company’s common stock, $0.01 par value per share, from 15,000,000 shares to 25,000,000 shares.

4.	To approve an amendment to the Old Line Bancshares, Inc. 2010 Equity Incentive Plan to increase by 450,000 the number of shares of common stock issuable under the plan.

5.	To vote on a non-binding advisory proposal to approve the compensation of our named executive officers.

6.	To vote on a non-binding advisory proposal regarding the frequency with which stockholders should vote on the compensation of our named executive officers.

7.	To act upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 25, 2013 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

Accompanying this notice is a proxy statement and proxy form.  Whether or not you plan to attend the meeting, you are urged to submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions.  You may vote by signing, dating and mailing the proxy card or by telephone by calling 1-800-690-6903 and following the voice mail prompts or over the Internet by following the instructions at www.proxyvote.com.  You will need information from your proxy card or electronic delivery notice to submit your proxy.  You may revoke your proxy at any time prior to or at the meeting by written notice to Old Line Bancshares, Inc., by executing a proxy bearing a later date, or by attending the meeting and voting in person.

You are cordially invited to attend the meeting in person.

By Order of the Board of Directors, Mark A. Semanie, Secretary

Bowie, Maryland
July 12, 2013

OLD LINE BANCSHARES, INC.
1525 Pointer Ridge Place
Bowie, Maryland  20716

PROXY STATEMENT

Annual Meeting of Stockholders to be held on
August 15, 2013 at 5:00 P.M.

INTRODUCTION

This Proxy Statement is furnished on or about July 12, 2013 to stockholders of Old Line Bancshares, Inc. in connection with the solicitation of proxies by Old Line Bancshares, Inc.’s Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice (the “Annual Meeting”) and at any adjournments or postponements thereof.  The purposes of the Annual Meeting are set forth in the accompanying notice of annual meeting of stockholders.

This proxy material is being sent to Old Line Bancshares, Inc.’s stockholders on or about July 12, 2013.  Old Line Bancshares, Inc.’s annual report on Form 10-K, including financial statements for the year ended December 31, 2012 has been mailed to all stockholders with this proxy material.

If you are a stockholder of record (i.e. you own the shares directly in your name), you may attend the meeting and vote in person as long as you present valid proof of identification at the meeting.  If you hold your shares in Old Line Bancshares, Inc. beneficially but not of record (i.e. the shares are held in the name of a broker or other nominee for your benefit) you must present proof of beneficial ownership in order to attend the meeting, which you can generally obtain from the record holder, and you must obtain a proxy from the record holder in order to vote your shares if you wish to cast your vote in person at the meeting.  For further information, please contact our executive offices at (301) 430-2500 during regular business hours.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Old Line Bancshares, Inc.  The Board of Directors selected Frank Taylor and Suhas R. Shah or either of them, to act as proxies with full power of substitution.  The proxy is revocable at any time prior to or at the Annual Meeting by written notice to Old Line Bancshares, Inc., by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.  A written notice of revocation of a proxy should be sent to the Secretary, Old Line Bancshares, Inc., 1525 Pointer Ridge Place, Bowie, Maryland 20716, and will be effective if received by the Secretary prior to the Annual Meeting.  The presence of a stockholder at the Annual Meeting alone will not automatically revoke such stockholder’s proxy.

In addition to solicitation by mail, officers and directors of Old Line Bancshares, Inc. may solicit proxies personally or by telephone.  Old Line Bancshares, Inc. will not specifically compensate these persons for soliciting such proxies.  Old Line Bancshares, Inc. will bear the cost of soliciting proxies. These costs may include reasonable out of pocket expenses in forwarding proxy materials to beneficial owners.  Old Line Bancshares, Inc. will reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to customers who are beneficial owners of the common stock of Old Line Bancshares, Inc. registered in the name of nominees.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 15, 2013

The Proxy Statement for the annual meeting and our annual report on Form 10-K for the year ended December 31, 2012 are available at www.proxyvote.com.

Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as outlined below.  You will need information from your proxy card or electronic delivery notice to submit your proxy to vote your shares by Internet or telephone.

•	By Internet: Go to www.proxyvote.com and follow the instructions.
•	By Telephone: Call 1-800-690-6903 and follow the voice mail prompts.
•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders of record at the close of business on June 25, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  As of the close of business on that date, there were outstanding and entitled to vote ___________ shares of common stock, $0.01 par value per share, each of which is entitled to one vote.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will be necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

Assuming a quorum is present, the affirmative vote of a plurality of the shares cast in person or represented by proxy at the Annual Meeting is required to elect the director nominees.  In other words, the nominees to receive the greatest number of votes cast, up to the number of nominees up for election, will be elected.  Abstentions and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the ratification of the appointment of Dixon Hughes Goodman, LLP.  Abstentions or broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

The affirmative vote of two-thirds of the total votes entitled to be cast at the annual meeting is required for the approval of the amendment to Old Line Bancshares, Inc.’s articles of incorporation to increase Old Line Bancshares, Inc.’s authorized shares of common stock from 15,000,000 to 25,000,000.  Abstentions or broker non-votes will have the same effect as a vote against the amendment.

The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the approval of the amendment to Old Line Bancshares, Inc.’s 2010 Equity Incentive Plan to increase the number of shares issuable thereunder.  Abstentions or broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

The affirmative vote of at least a majority of all votes cast at the Annual Meeting is required for the approval of the non-binding resolution to approve the compensation of our named executive officers.  Abstentions and broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

With respect to the proposal to vote on the frequency of the advisory stockholder vote to approve the compensation of the named executive officers, the option of every year, every two years or every three years that receives a majority of the votes cast at the Annual Meeting will be the frequency that has been recommended by stockholders.  Because this vote is advisory and non-binding, however, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders.  Abstentions and broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

If your shares are held in the name of a bank, brokerage firm or other similar holder of record (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted.  If you do not specify how you would like your shares to be voted, your shares held in street name may still be voted but only by certain record holders and only with respect to certain limited matters.  In general, holders of record who are brokers have the authority to vote shares for which their customers do not provide voting instructions on certain routine, uncontested items. In the case of contested items or items deemed non-routine, the brokerage institution holding street name shares cannot vote the shares if it has not received voting instructions. These are considered to be “broker non-votes.”  If your shares are held of record by a person or institution other than a broker, whether those shares can be voted without specific instructions from you will depend on your individual arrangement with that record holder, in particular, whether you have granted such record holder discretionary authority to vote your shares.

Under the applicable rules of the various securities exchanges applicable to their member brokerage firms, the proposal to ratify the appointment of our independent registered public accounting firm is considered a “routine” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.  If your broker holder of record signs and returns a proxy card on your behalf, but does not indicate how the common stock should be voted, the common stock represented on the proxy card will be voted FOR ratification of the appointment of Dixon Hughes Goodman LLP as our independent public accounting firm for 2013.  The election of directors, the approval of the amendment to our articles of incorporation, the approval of the amendment to our 2010 Equity Incentive Plan, the non-binding advisory vote to approve the compensation of our named executive officers and the non-binding advisory vote with respect to how often the vote to approve the compensation of our named executive officers will be held, are considered “non-routine” items for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be “broker non-votes” at the Annual Meeting with respect to these proposals.  IF YOU HOLD YOUR SHARES IN STREET NAME THROUGH A BROKER, YOU MUST PROVIDE VOTING INSTRUCTIONS TO YOUR BROKER RECORD HOLDER IN ORDER FOR YOUR SHARES TO BE VOTED ON IN THE ELECTION OF DIRECTORS, THE AMENDMENT TO OUR ARTICLES OF INCORPORATION, THE AMENDMENT TO OUR 2010 EQUITY INCENTIVE PLAN, AND THE NON-BINDING ADVISORY VOTES ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION AND HOW OFTEN SUCH VOTE SHOULD BE HELD. FURTHER, IF YOUR SHARES ARE HELD IN STREET NAME BY A BANK OR OTHER NOMINEE TO WHOM YOU HAVE NOT GRANTED DISCRETIONARY AUTHORITY TO VOTE YOUR SHARES, YOUR SHARES WILL NOT BE VOTED ON ANY PROPOSAL AT THE MEETING UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO YOUR RECORD HOLDER.

All proxies will be voted as directed by the stockholder on the proxy form.  A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions), except that shares held by brokers for which instructions were not received by the beneficial owners will only be voted with respect to ratification of the auditors:

FOR the nominees for director named below.

FOR ratification of the appointment of Dixon Hughes Goodman, LLP as independent public accountants for 2013.

FOR the amendment to our articles of incorporation to increase the number of authorized shares of our common stock.

FOR the amendment to our 2010 Equity Incentive Plan to increase the shares issuable thereunder.

FOR the non-binding advisory resolution approving the compensation of our named executive officers.

To hold the non-binding advisory vote to approve the compensation of our named executive officers EVERY YEAR.

Proxies will be voted in the discretion of the holder on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

IT IS ANTICIPATED THAT OLD LINE BANCSHARES, INC.’S DIRECTORS AND OFFICERS WILL VOTE THEIR SHARES OF COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED, FOR THE RATIFICATION OF THE APPOINTMENT OF DIXON HUGHES GOODMAN, LLP, FOR THE AMENDMENT TO OUR ARTICLES OF INCORPORATION, FOR THE AMENDMENT TO OUR 2010 EQUITY INCENTIVE PLAN, FOR THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND TO HOLD THE NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR.

OWNERSHIP OF OLD LINE BANCSHARES COMMON STOCK

The following tables set forth, as of the Record Date, information with respect to the beneficial ownership of Old Line Bancshares’ common stock by each director, by its executive officers and by all of its directors and executive officers as a group, as well as information regarding each other person that Old Line Bancshares believes owns in excess of 5% of the outstanding common stock.  Unless otherwise noted below, Old Line Bancshares believes that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as owned by such person.

DIRECTORS & EXECUTIVE OFFICERS
Name of Beneficial Owner	Number of Shares Owned	Number of Options Owned (1)	Total Number of Shares Beneficially Owned (2)	Percent of Class Owned(3)

Joseph E. Burnett(4)	31,498	51,601	83,099	1.20%
Sandi F. Burnett	33,473	18,470	51,943	0.76%
Craig E. Clark(5)	163,783	1,300	165,083	2.41%
James W. Cornelsen(6)	103,134	131,987	235,121	3.37%
G. Thomas Daugherty(7)	558,507	1,300	559,807	8.18%
Daniel W. Deming(8)	39,349	6,900	46,249	0.67%
James F. Dent	62,519	7,200	69,719	1.02%
Andre' J. Gingles	37,994	1,800	39,794	0.58%
Frank Lucente	136,900	6,900	143,800	2.10%
Gail D. Manuel(9)	26,846	6,900	33,746	0.49%
John D. Mitchell(10)	24,677	6,900	31,577	0.46%
Gregory S. Proctor, Jr.(11)	34,673	6,000	40,673	0.59%
Jeffrey A. Rivest	7,300	300	7,600	0.11%
Christine M. Rush(12)	13,213	49,748	62,961	0.91%
Suhas R. Shah(13)	18,686	3,800	22,486	0.33%
John M. Suit, II(14)	31,304	2,800	34,104	0.50%
Frank E. Taylor (15)	8,235	1,300.00	9,535	0.14%
All directors & executive officers as a group (17 people)	1,332,091	305,206	1,637,297	32.94%

(1)	Indicates options exercisable within 60 days of the proxy statement.
(2)
The total number of shares beneficially owned includes shares of common stock owned by the named persons as of the date of this proxy statement and shares of common stock subject to options held by the named persons that are exercisable as of, or within 60 days of the Record Date.

(3)
The shares of common stock subject to options are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(4)	Includes 1,620 shares of common stock held jointly with his spouse.
(5)
Includes 68,971 shares of common stock held jointly with his spouse.  Does not include 16,716 shares of common stock an individual retirement account owns for the benefit of his spouse and 1,334 shares of common stock his spouse owns individually.  Mr. Clark disclaims beneficial ownership in such shares.

(6)	Includes 12,122 shares of common stock held jointly with his spouse.
(7)
Includes 246,467 shares of common stock The Daugherty, LLC owns.  Mr. Daugherty is managing member of The Daugherty, LLC.  Excludes 54,729 shares of common stock his spouse individually owns.  Mr. Daugherty’s address is c/o Old Line Bank, 1525 Pointer Ridge Place, Bowie, Maryland 20716.

(8)
Includes 25,800 shares of common stock owned by Madeleine H. Deming and Daniel W. Deming TTEE.  Mr. Deming is trustee and beneficiary of the trust.  Also includes10,000 shares of common stock owned by Deming Associates, Inc. of which Mr. Deming is President and sole owner, and 1,000 shares of common stock owned by Livingston, Ltd. of which Mr. Deming is Vice President and fifty percent owner.

(9)	Includes 10,256 shares of common stock owned jointly with her spouse and 4,848 shares of common stock Trinity Memorial Gardens owns. Ms. Manuel is the owner and a Director of Trinity Memorial Gardens.
(10)	Includes 400 shares of common stock held for the benefit of his grandchildren.
(11)	Includes 2,000 shares of common stock held jointly with his spouse.
(12)	Includes 2,500 shares of common stock held jointly with Mark O. Posten.
(13)	Includes 12,122 shares of common stock held jointly with his spouse.
(14)
Includes 14,205 shares of common stock owned by the John M. Suit II Revocable Trust and 14,050 shares of common stock owned by the Joan Marie Suit Revocable Trust.  Mr. Suit is trustee and beneficiary of these trusts.

(15)
Includes 3,464 shares of common stock owned jointly with his spouse and 424 shares of common stock owned with his adult son, 424 shares of common stock owned with his adult daughter and 424 shares of common stock owned with another adult daughter.

OTHERS WITH OWNERSHIP IN EXCESS OF 5%
Name of Beneficial Owner and Addresses of 5% Owners	Number of Shares Owned(1)	Percent of Class Owned

Thomas B. Watts	343,092	5.01%
46595 Millstone Landing Road
Lexington Park, MD 20653

Wellington Management Company, LLP(2)	547,172	7.99%
280 Congress Street
Boston, MA 02210

Banc Fund, VI L.P.(3)	498,406	7.28%
20 North Wacker Drive, Suite 3300
Chicago, Illinois 60606

(1)	Source: SNL Financial, LLC.
(2)
Wellington Management Company, LLP a Massachusetts based Limited Liability Partnership, reported in a Schedule 13G filed with the Securities & Exchange Commission on February 14, 2013 that Wellington Management, in its capacity as an investment adviser, may be deemed to beneficially own 547,172 shares of common stock which are held of record by clients of Wellington Management.

(3)
Banc Fund VI L.P. an Illinois Limited partnership, Banc Fund VII L.P., an Illinois Limited Partnership and Banc Fund VIII L.P. an Illinois Limited Partnership jointly reported in a Schedule 13G/A filed with the Securities & Exchange Commission on February 11, 2013 that Banc Fund VI, L.P. has sole voting and investment power of 175,400 shares of common stock, that Banc Fund VII L.P. has sole voting and investment power of 203,789 shares of common stock and that Banc Fund VIII, L.P. has sole voting and investment power of 119,217 shares of common stock.  The general partner of Banc Fund VI is MidBanc VI L.P., whose principal business is to be a general partner of Banc Fund VI.  The general partner of Banc Fund VII is MidBanc VII L.P., whose principal business is to be a general partner of Banc Fund VII.  The general partner of Banc Fund VIII is MidBanc VIII L.P., whose principal business is to be a general partner of Banc Fund VIII.  The general partner of MidBanc VI, MidBanc VII and MidBanc VIII is The Banc Funds Company, L.L.C. (“TBFC”), whose principal business is to be a general partner of MidBanc VI, MidBanc VII and MidBanc VIII.  TBFC is an Illinois corporation whose principal shareholder is Charles J. Moore.  Mr. Moore has voting and dispositive power over the securities of the issuer held by each of the previously named entities.

PROPOSAL I
ELECTION OF DIRECTORS

The Board of Directors currently has 17 directors, divided into three classes – Class A, Class B and Class C.  The directors in each class are elected to serve for a three year term and until their respective successors are duly elected and qualified.

The Board of Directors is recommending the election of James W. Cornelsen, James F. Dent, Jeffrey A. Rivest and Carla Hargrove McGill as Class A directors for a term ending at the 2016 annual meeting of stockholders.  Current additional Class A directors, Daniel W. Deming and John D Mitchell, Jr. are not standing for re-election.  Additionally, the Board of Directors is recommending the election of Michael J. Sullivan and William J. Harnett as Class C directors for a term ending at the 2015 annual meeting of stockholders.  As a result, upon adjournment of the Annual Meeting, the size of the Board of Directors will be set at 15.

All of the nominees are currently directors of Old Line Bancshares, Inc. and each nominee has consented to serve as a director, if elected.  The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms.

It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Annual Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors.

A plurality of the shares cast at the Annual Meeting is necessary in order for each director to be elected.  Abstentions and broker non-votes have no effect on the outcome of the election.

Information regarding the nominees and the directors who will continue to serve unexpired terms follows.

The Board of Directors recommends that stockholders vote “FOR” the election of all nominees.

Nominees for election to the Board of Directors for a three year term expiring in 2016:

James W. Cornelsen, 58, is the President and Chief Executive Officer of Old Line Bancshares, Inc. and Old Line Bank.  He joined Old Line Bank and became a member of its Board of Directors in 1994.  He has been a member of the Board of Directors of Old Line Bancshares, Inc. since its incorporation in April 2003.  He currently serves as Chair of the Loan and Asset and Liability Committees.  He has over 30 years of commercial banking experience.  Prior to joining Old Line Bank, Mr. Cornelsen was a Senior Vice President at Sequoia National Bank and Vice President of Commercial Lending at Citizens Bank of Maryland.  Mr. Cornelsen resides in LaPlata, Maryland.  The Board of Directors believes that Mr. Cornelsen’s qualifications to sit on the Board of Directors, serve as President and Chief Operating Officer of Old Line Bancshares, Inc. and Old Line Bank and Chair of the Loan and Asset and Liability Committees include his many years of banking experience and proven leadership in the success of these companies.

James F. Dent, 76, retired in 2006 as an owner and operator of a State Farm Insurance Agency that he established in 1961.  He resides in LaPlata, Maryland.  Mr. Dent is a founder of Old Line Bank and has served as a member of the Board of Directors of Old Line Bank since 1988 and Old Line Bancshares, Inc. since its incorporation in 2003.  He currently serves on the Loan and Compensation Committees.  The Board of Directors believes that Mr. Dent’s qualifications for his membership on the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank include his many years of experience in the insurance industry in our market area as well as his active involvement in the founding and oversight of Old Line Bank.

Jeffrey A. Rivest, 60, has served as President and Chief Executive Officer of the University of Maryland Medical Center since 2004; there he is responsible for all aspects of organizational strategy and operations for a 750 bed academic medical center with 7,000 employees.  From 1988 through 2004, he held several positions at The Children’s Hospital of Philadelphia, starting with Senior Vice President for Clinical and Ambulatory Service, moving on to Executive Vice President and Chief Operating Officer and finishing his time there as Executive Vice President and Chief Operating Officer.  Mr. Rivest has additionally held seat on multiple Boards, which currently include the University Care Board of Directors since 2006, the Maryland Medicine Comprehensive Insurance Program Board of Directors Executive Committee since 2010, and the Maryland Medicine Comprehensive Insurance program Board of Directors since 2005.  He previously served on the Maryland Highway Safety Foundation Board from 2009 through 2010, the United Way of Central Maryland Board from 2010 through 2012 and Maryland Hospital Association Executive committee of the Board of Trustees from 2007 through 2009.  Mr. Rivest has served as a director of Old Line Bancshares and Old Line Bank since September 2012 and currently serves on the Old Line Bank/Old Line Bancshares, Inc. Corporate Governance/Nominating Committee. The Board of Directors believes the Mr. Rivest’s qualifications to serve on the Board center on his extensive management and strategic organizational experience.  With local roots and numerous affiliations in the business community, Mr. Rivest can provide invaluable business development opportunities to the organization.

Carla Hargrove McGill, 52, has served as Chief Operating Officer and President of Hargrove, Inc., a Lanham, Maryland headquartered company that designs and executes a wide range of events from trades shows and galas to presidential inaugurals, since 2008; prior to that she held the position of Vice President of Special Events.  Ms. McGill serves as a board member of The Foundation Schools, a committee member for the Anne Arundel Medical Center Gala and as an active committee leader of the Leukemia Ball, our region’s largest fundraising gala.  Ms. McGill became a director of Old Line Bancshares and Old Line Bank in April 2013.  The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank believe that Ms. McGill’s experience managing and operating her own business, her affiliations within the local community and her active involvement in the in local charitable organizations uniquely qualify her for membership on our Board.

Nominees for election to the Board of Directors for the remainder of a three year term expiring in 2015

William J. Harnett, 82, was a Director of WSB Holdings, Inc. since its formation in January 2008 and served as Chairman of the Board of The Washington Savings, Bank, S.F.B., from 1988 until May 13, 2013, when they merged into Old Line Bancshares, Inc. and Old Line Bank, respectively.  He also served as Chief Executive Officer of The Washington Savings Bank from 1988 until he retired as Chief Executive Officer in February 2005.  He also was founder, Chairman and Chief Executive Officer of Washington Homes, Inc., before it was sold in 1988.  The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank believe that Mr. Harnett’s qualifications to serve as a Director include his extensive knowledge of the banking industry, which include the business and operations of a financial institution as well as the risks faced in the industry, as a result of his long tenure with The Washington Savings Bank as both a director and former CEO, as well as his knowledge of the former The Washington Savings Bank’s customer base and market area.

Michael J. Sullivan, 57, was a Director of The Washington Savings Bank since its inception in 1982 and a Director of WSB Holdings, Inc. since its formation in January 2008, in each case through May 13, 2013, when they were merged into Old Line Bank and Old Line Bancshares, respectively.  In addition, he has served as a Principal of Cherrywood Development, LLC, a residential development company doing business in the suburban area of Washington, D.C. since 1991.  The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank believe that Mr. Sullivan’s background will enable him to provide valuable insight to the Board, particularly with respect to the real estate market.  Mr. Sullivan’s extensive experience and background further will enable him to provide useful insight in evaluating the business conditions in our market.

As further discussed below, Messrs. Harnett and Sullivan were initially elected to the Boards of Directors of Old Line Bancshares and Old Line Bank upon the closing of our acquisition of WSB Holdings, Inc., pursuant to the Agreement and Plan of Merger by and between Old Line Bancshares, Inc. and WSB Holdings, Inc. dated as of September 10, 2012.

Continuing Directors

The directors whose terms are not expiring at the Annual Meeting are as follows:

Term Expiring at the 2014 Annual Meeting

Craig E. Clark, 71, retired in 2006 as President of Waldorf Carpets, Inc., a wholesale and retail flooring company, which he established in 1969.  Mr. Clark is a founder of Old Line Bank.  He has served as Chairman of the Board of Directors of Old Line Bank since 1994 and of Old Line Bancshares, Inc. since its incorporation in 2003 and has served as a member of the Board of Directors of Old Line Bank since 1988.  Mr. Clark is a member of each of the Board of Directors’ committees.  Mr. Clark resides in Lusby, Maryland.  The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank believe that Mr. Clark’s experience managing and operating his own business, his affiliations within the local community and his active involvement in the founding and oversight of Old Line Bank uniquely qualify him to be Chairman and a member of the Board of Directors.  Mr. Clark demonstrates his commitment through his involvement in all levels of Board governance.  He additionally lends his expertise and experience to a myriad of special projects including but not limited to business development, branch expansion and overall asset growth.

Gail D. Manuel, 57, is the owner and a Director of Trinity Memorial Gardens and Mausoleum in Waldorf, Maryland.  She is a past member of the Board of Directors of the Charles County Chamber of Commerce, past member of the Charles County Planning Commission and past President of Charles County Zonta Club.  She resides in Welcome, Maryland.  She has been a member of the Board of Directors of Old Line Bank since 1992 and Old Line Bancshares, Inc. since its incorporation in 2003.  Ms. Manuel serves on the Asset and Liability and Compensation Committees.  The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank believes that Ms. Manual’s qualifications for serving on the Board of Directors of Old Line Bank and Old Line Bancshares, Inc. include her many years of active involvement with the Board of Directors, her experience owning and operating a small business in our market area and her long standing affiliations with the local business community.

Gregory S. Proctor Jr., 49, is President and Chief Executive Officer of G.S. Proctor & Associates, Inc., a Maryland registered lobbying and consulting firm, which he established in 1995.  He resides in Upper Marlboro, Maryland.  He has been a member of the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank since 2004.  He currently serves on the Loan and Corporate Governance/Nominating Committees.  The Board of Directors believes his qualifications to serve as a Director of Old Line Bank and Old Line Bancshares, Inc. include his legislative knowledge, his management and consulting skills and his business affiliations in our market area.

Suhas R. Shah, CPA, 58, is a principal and member of Source One Business Services, LLC, and has served in that capacity since 1986 and is a principal and shareholder of Regan, Russell, Schickner & Shah, P.A. and has served in that capacity since 1986.  Source One Business Services, LLC provides cash flow and budgeting analysis, computer consulting and tax planning and preparation for corporations, individuals, estates and trusts, as well as litigation support, financial forecasts and merger and acquisitions advisory services to a variety of clients. Regan, Russell, Schickner & Shah, P.A. is a certified public accounting firm.  Mr. Shah resides in Marriottsville, Maryland. He has been a member of the Board of Directors of Old Line Bancshares. Inc. and Old Line Bank since January 2006.  He currently serves on the Asset and Liability Committee and as Chair of the Audit Committee.  The Board of Directors believes that Mr. Shah’s qualifications for these positions include his educational background, extensive experience with public and financial accounting matters, his financial expertise, his accounting certification and his affiliations with the business community in our market area.

G. Thomas Daugherty, 67, was the President of Maryland Bankcorp and Maryland Bank & Trust from 2001 through April 1, 2011 when they merged into Old Line Bancshares, Inc. and Old Line Bank, respectively.  He was a Director of Maryland Bank & Trust Company from 1995 through the April 1, 2011 effective date of the merger.  From 1995 to 2001, Mr. Daugherty was an attorney at the law firm of G. Thomas Daugherty, Chartered (formerly, Daugherty and Daugherty, PA), a law firm specializing in real estate and business law.  He is a member of the Maryland Bar Association and the District of Columbia Bar Association.  He holds a Juris Doctorate from the University of Baltimore.  He has served as Vice President of St. Mary’s College of Maryland Foundation and is presently a member of the Board of Trustees of St. Mary’s College of Maryland.  He also serves as a board member of the Southern Maryland Navy Alliance.  Prior community activities include the Economic Development Commission, the Lexington Park Redevelopment Commission, the Rotary Club and he served twelve years (including four years as President) of the St. Mary’s Housing Authority Board. He is currently a member of the Asset and Liability Committee.  The Board of Directors of Old Line Bancshares and Old Line Bank believes that Mr. Daugherty’s qualifications to serve on the boards of Old Line Bancshares and Old Line Bank include his many years of banking experience, his community contacts, and his knowledge of the former Maryland Bank & Trust’s customer base and market area.

Term Expiring at the 2015 Annual Meeting

Andre' J. Gingles, 55 has been the owner of Gingles, LLC, a law firm located in Calverton, Maryland since 2003.  Mr. Gingles’ practice concentrates on large mixed use projects involving land use, zoning and government relations.  He has been a member of the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank since June 23, 2011.  Mr. Gingles is an accomplished and effective senior executive with extensive management and leadership experience in the public and private sectors.  Mr. Gingles has served in the Prince George’s County Government in multiple capacities and provides counsel to several African-American and minority owned firms on a variety of business and land use issues.  He holds a bachelor’s degree from Howard University, Washington, D.C. and a Juris Doctorate degree from Southern University Law Center, Baton Rouge, LA.  He holds membership in a number of professional and community organizations to include serving as Chairman of the Foundation Schools and Past Chairman of Trial Courts Judicial Nominating Commission for District 13, Prince Georges County, Maryland.  The Board of Directors believes that Mr. Gingles’ extensive knowledge of Old Line Bank’s target market areas and familiarity with businesses located in those areas provides significant assistance to Old Line Bank in achieving business development goals and market growth.  Currently, he is a member of the Asset and Liability and the Corporate Governance/Nominating Committees.  His experience working with local government and his extensive legal background provide additional insight to the Board with regard to future planning and strategic development.

Frank Lucente, Jr., 71, is Chairman of Chesapeake Custom Homes, a suburban Maryland residential home builder and developer, and Chairman of Lucente Enterprises, a land development holding company.  Mr. Lucente resides in Edgewater, Maryland.  He has been a member of the Board of Directors of Old Line Bank since 2002 and Old Line Bancshares, Inc. since its incorporation in 2003.  He has served as Vice Chairman of the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank since 2003.  He is currently a member of the Loan Committee.  The Board of Directors believes Mr. Lucente’s qualifications for these positions include business affiliations in our market area, his knowledge of the real estate industry and his operational and management expertise gained from several years as a business owner and previous director at other banking affiliations.

John M. Suit, II, 68, served as Senior Vice President for Branch Banking and Trust from 2003 through his retirement in 2006.  From 1996 until 2003, Mr. Suit served as Chairman of the Board of Farmers Bank of Maryland.  Mr. Suit also served as President, CEO and Director of Farmers National Bancorp and Farmers National Bank of Maryland from 1989 to 1996.  Mr. Suit lives in Annapolis, Maryland.  He has served on the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank since January 2007.  He currently serves on the Audit, Corporate Governance/Nominating, Loan and Compensation Committees.  The Board of Directors believes his qualifications for these positions include his financial expertise resulting from his Chair and executive officer positions and his leadership in the banking industry.

Frank Taylor, 63, is the President of Taylor Gas Company, Inc., a family business founded in 1950 which markets propane throughout the lower part of Southern Maryland.  Mr. Taylor has held the position of President since 1982.  He served on the Board of Directors for Maryland Bank and Trust Company, N.A. from 1995 until its merger with Old Line Bank in 2011.  He currently serves on the Board of Governors of the Calvert Marine Museum.  He has also served on a variety of other Boards and Commissions including the United States Navy League, Three Oaks Center, Mid-Atlantic Propane Gas Association, National Propane Gas Association, St. Mary’s County Chamber of Commerce and The St. Mary’s County Planning Commission.  He began serving on the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank in August 2011 and is currently a member of the Asset and Liability Committee.  The Board of Directors believes his qualifications to serve as a director include his extensive community banking experience as a director as well as his experience on numerous other Boards.  His extensive knowledge of Old Line Bank’s Southern Maryland market and familiarity with businesses located in that area provides invaluable insight with regard to future planning and strategic development in that market.

The Board of Directors has determined that Directors, Craig E. Clark, James F. Dent, Andre´ Gingles, Gail D. Manuel, Carla Hargrove McGill, Gregory S. Proctor, Jr., Jeffery A. Rivest, Suhas R. Shah, John M. Suit, II, Michael J. Sullivan and Frank Taylor are “independent” as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC.

Director Selection Process

We have historically maintained a standing Nominating Committee, comprised solely of independent directors who are responsible for identifying qualified individuals to become members of the Board of Directors and recommending director nominees to the Board of Directors.  The Nominating Committee periodically reviews the composition and size of the Board of Directors and determines whether to add or replace directors.

In March 2012, the Board of Directors voted to expand the Nominating Committee’s duties to include additional corporate governance responsibilities.  With its additional duties in place, the Committee became the Old Line Bancshares, Inc. Corporate Governance/Nominating Committee.

As outlined below, the Corporate Governance/Nominating Committee selects nominees for director and considers a variety of factors to ensure diversity and that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skill, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including high moral character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.

The Board of Directors also conducts a self-assessment annually, which our Corporate Governance/Nominating Committee reviews and discusses with the Board.  At a meeting of the non-management directors of the Board, the Corporate Governance/Nominating Committee presents this review and recommends individuals for re-election to the Board of Directors and any new individuals for nomination who may enhance the diversity of the Board of Directors.

Board Leadership Structure

Craig E. Clark has served as Chairman of the Board of Directors of Old Line Bank since 1994 and of Old Line Bancshares, Inc. since its incorporation in 2003.  He has served as a member of the Board of Directors of Old Line Bank since its inception in 1989.

The Chairman of the Board of Directors organizes the work of the Board and ensures that it has access to sufficient information to enable it to carry out its functions.  Those functions include monitoring our performance and the performance of management.  The Chairman is also responsible for presiding over all meetings of the Board of Directors and stockholders, oversight of the distribution of information to Directors, appointment of committee members and the chairs of those committees as well as the oversight and strategic planning for Old Line Bancshares, Inc. and Old Line Bank.

The Board of Directors believes that in order to maintain independent oversight of management it is important that the Chairman is not an officer or employee of Old Line Bancshares, Inc. or Old Line Bank.  Independent directors and management provide different perspectives and roles in strategy development.  The Chief Executive Officer sits on the Board of Directors to facilitate the dissemination of information and understanding between the Board of Directors and management but does not hinder the Board’s overall independence.   Although the Board of Directors has not adopted a formal policy in this regard, the Chairman of the Board of Directors has been an independent director since inception of Old Line Bancshares, Inc.

BOARD MEETINGS AND COMMITTEES

Old Line Bancshares, Inc.’s Board of Directors meets for regular meetings each month (usually the fourth Wednesday of each month) and convenes additional special meetings as circumstances may require.  The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank met thirteen times during 2012.  Each director attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of Old Line Bancshares, Inc. and Old Line Bank of which he or she was a member during 2012.

The Board of Directors of Old Line Bancshares, Inc. has standing Audit, Corporate Governance/Nominating, Compensation and Strategic Opportunities Committees.  Old Line Bank also has a number of standing committees, including the Asset & Liability Committee, Audit Committee, Compensation Committee, Loan Committee and Corporate Governance/Nominating Committee.  The members of Old Line Bancshares, Inc.’s and Old Line Bank’s Audit, Compensation and Corporate Governance/Nominating Committees are the same, and these committees typically hold joint meetings.

Old Line Bancshares, Inc.’s policy provides that, in the absence of an unavoidable conflict, all directors are expected to attend the annual meeting of Old Line Bancshares, Inc.’s stockholders.  All then-current members of the Board of Directors of Old Line Bancshares, Inc. attended the 2012 annual meeting.

Oversight of Risk Management

The Board of Directors has an active role in overseeing and monitoring Old Line Bancshares’ risk management processes.  The Board of Directors regularly reviews information regarding our asset quality, securities portfolio, capital, liquidity, compensation, financial reporting, strategic plan, products, security and operations.  The Board of Directors oversees the risk management process through correlated committee processes and through Board management and/or participation in these committees.  The Compensation Committee is responsible for overseeing the management of risks related to our executive and non-executive compensation plans.  The Audit Committee has responsibility for oversight of financial reporting, information technology, security and regulatory risks.  The Corporate Governance/Nominating Committee manages risk associated with the Board of Directors, including independence and competence of the directors.  The Asset and Liability Committee, which consists of both directors and senior officers of Old Line Bank, is responsible for oversight of the management of risks associated with our policies and procedures related to financial management, interest rate sensitivity, liquidity, investment, and capital.  The Loan Committee is responsible for management of risk associated with loans and reviews loans as set forth in Old Line Bank’s loan policy.  The purpose of the Strategic Opportunities Committee is to review and assess, and to assist the Company’s Board of Directors in reviewing and assessing, potential mergers and acquisitions.

Old Line Bancshares, Inc. also has also contracted with an outside vendor to conduct internal audits.  The firm, working in coordination with the Chief Risk Officer, reports to the Chair of the Audit Committee.  On an annual basis, or more frequently if required, the Audit Committee approves a schedule of internal reviews and audits for the firm to complete.  The findings from their reviews and audits are reported to the Audit Committee.  The Chair of the Audit Committee makes a full report of each finding to the full Board of Directors.

Asset and Liability Committee

Old Line Bancshares, Inc.’s Asset and Liability Committee members are James W. Cornelsen, Craig E. Clark, Andre´ Gingles, Suhas R. Shah, Gail Manuel, G. Thomas Daugherty, Jeffrey Rivest, Frank Taylor, and Erin G. Lyddane.  The Asset and Liability Committee held four meetings in 2012.  The committee’s responsibilities include: (i) monitoring actual financial performance compared with established guidelines and plans, identifying causes for variances, and determining the actions needed to change performance; (ii) determining liquidity requirements and monitoring the sources and uses of liquidity, including the status of contingency plans; (iii) monitoring Old Line Bank’s exposure to potential interest rate changes and determining strategies to minimize the risk of loss; (iv) reviewing and revising as necessary the near term forecast for sources and uses of funds and the pricing on these funds; and (v) managing and maintaining, in a manner consistent with the goals of the Board of Directors capital adequacy, asset and investment quality, earnings at the maximum level possible within the constraints of prudent banking and the reasonable requirements of customers and the community, growth which is sound, profitable and balanced without the sacrifice of quality of service and ensuring compliance with applicable laws and banking regulations.

Audit Committee

Old Line Bancshares, Inc.’s Audit Committee members are Craig E. Clark, John M. Suit, II, and Suhas R. Shah.  The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC and the rules and regulations of the Securities and Exchange Commission.  In addition, the Board of Directors has determined that each committee member is able to read and understand fundamental financial statements, including Old Line Bancshares, Inc.’s consolidated balance sheet, income statement and cash flow statement.  In addition, the Board of Directors has determined that Mr. Shah is an “audit committee financial expert” as the rules and regulations of the Securities and Exchange Commission define that term.

The Audit Committee of Old Line Bancshares, Inc. and Old Line Bank held five meetings in 2012.   The Audit Committee’s primary responsibilities are to assist the Board by monitoring: (i) the integrity of the financial statements of Old Line Bancshares, Inc.; (ii) the independent auditors’ qualifications and independence; (iii) the performance of Old Line Bancshares, Inc.’s and its subsidiaries’ internal audit function and independent auditors; (iv) Old Line Bancshares, Inc.’s system of internal controls; (v) Old Line Bancshares, Inc.’s financial reporting and system of disclosure controls; and (vi) Old Line Bancshares, Inc.’s compliance with legal and regulatory requirements.

In addition, the Audit Committee was appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding Old Line Bancshares, Inc.’s accounting and auditing matters.  Pursuant to procedures adopted by Old Line Bancshares, Inc., any employee with such complaints or concerns is encouraged to report them, anonymously if they desire, to the Chair of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee.

The Audit Committee has a written charter, a copy of which is available in the shareholder relations section of Old Line Bank’s website at www.oldlinebank.com.

Corporate Governance/Nominating Committee

Old Line Bancshares, Inc.’s Corporate Governance/Nominating Committee, members are John M. Suit, II, Craig E. Clark Andre´ J. Gingles, Jeffrey Rivest and Gregory S. Proctor, Jr.  The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC.  The Corporate Governance/Nominating Committee has a written charter, a copy of which is available in the shareholder relations section of Old Line Bank’s website at www.oldlinebank.com.  The Corporate Governance/Nominating Committee of Old Line Bancshares, Inc. held three meetings in 2012.

The Corporate Governance/Nominating Committee determines whether the incumbent directors should stand for reelection to the Board of Directors and identifies and evaluates candidates for membership on the Board of Directors.  In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Corporate Governance/Nominating Committee recommends to the Board of Directors the class of directors in which the director-nominee should serve.  The Corporate Governance/Nominating Committee also conducts appropriate inquiries into the backgrounds and qualifications of possible director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.

In identifying and evaluating candidates for membership on the Board of Directors, the Corporate Governance/Nominating Committee takes into account all factors it considers appropriate.  These factors may include ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skill, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including high moral character, mature judgment, familiarity with the our business and industry, independence of thought and an ability to work collegially.  However, the committee retains the right to modify any or all of these factors from time to time.

The Corporate Governance/Nominating Committee also evaluates candidates for nomination to the Board of Directors who are recommended by a stockholder.  Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of Old Line Bancshares, Inc. at 1525 Pointer Ridge Place, Bowie, Maryland  20716.  Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships for the Corporate Governance/Nominating Committee to consider.  A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission.  The Corporate Governance/Nominating Committee will consider recommendations received by a date not later than 120 calendar days before the date the Proxy Statement was released to stockholders in connection with the prior year’s annual meeting for nomination at that annual meeting.  The Corporate Governance/Nominating Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

The Corporate Governance/Nominating Committee identifies potential candidates through various methods, including but not limited to, recommendations from existing directors, customers and employees.  Existing directors  recommended to the Corporate Governance/Nominating Committee that it consider each of Mr. Rivest and Ms. McGill as potential directors.  Messrs. Sullivan and Harnett were initially elected to the Board of Directors pursuant to the terms of our Agreement and Plan of Merger with WSB Holdings, Inc., and their selection to be members of the Board of Directors upon the closing of our merger with WSB Holdings, Inc. was made by the board of directors of WSB Holdings, Inc. as of September 10, 2012, the date of the merger agreement.

The Corporate Governance/Nominating Committee evaluates nominees for directors recommended by security holders in the same manner in which it evaluates any nominees for directors.  Minimum qualifications include high moral character, mature judgment, familiarity with Old Line Bancshares, Inc.’s business and industry, independence of thought and ability to work collegially.

Compensation Committee

Old Line Bancshares, Inc.’s Compensation Committee members are Craig E. Clark, James F. Dent, Gail D. Manuel and John M. Suit, II.   The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC.  The Compensation Committee of Old Line Bancshares, Inc. and Old Line Bank held five meetings in 2012.

The Compensation Committee evaluates the performance of the President and Chief Executive Officer and makes recommendations to the Board of Directors regarding the President and Chief Executive Officer’s compensation.  The Compensation Committee also reviews current industry practices regarding compensation packages provided to executive management and the Board of Directors, including salary, bonus, stock options and other perquisites.  Based on recommendations from the President and Chief Executive Officer, the Compensation Committee approves compensation provided to members of executive management, excluding the President and Chief Executive Officer.  The President and Chief Executive Officer bases his recommendation primarily on our results as outlined in the Incentive Plan Model and Stock Option Model, as well as his own evaluation of the officer’s performance during the year.  The Compensation Committee also evaluates and recommends to the Board of Directors fees for non-employee board members.  The Compensation Committee has adopted a written charter, a copy of which is available in the shareholder relations section of Old Line Bank’s website at www.oldlinebank.com.

In 2012, the Compensation Committee approved the engagement of Chase Comp Group to conduct an executive officer and director compensation review.  Those reviews provided information about the performance of our peer banks with respect to return on average assets, asset growth, net interest margin and non-performing assets and compared Old Line Bank’s performance to the peer banks’ performance.  The reviews also provided information on base and bonus compensation for the executive management teams and boards of directors of the banks in the peer banks and compared Old Line Bank’s compensation structure to the peer banks.  The Compensation Committee used these surveys to assist them in determining the appropriate salary levels for the executive officers and directors.  The consultant did not provide any specific recommendations related to our salary levels or changes to our compensation structure.

DIRECTOR COMPENSATION

The following table discloses all fees and other payments to each director for the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)(3)	Total
Charles A. Bongar	$31,267	-	$2,080	$33,347
Craig E. Clark	40,000	2,080	2,080	44,160
James W. Cornelsen(4)	-	-	-	-
G. Thomas Daugherty(5)	114,300	2,080	2,080	118,460
Daniel W. Deming	14,900	2,080	2,080	19,060
James F. Dent	17,600	2,080	2,080	21,760
Nancy Gasparovic	28,867	-	2,080	30,947
Andre Gingles	14,100	2,080	2,080	18,260
Frank Lucente	20,000	2,080	2,080	24,160
Gail D. Manuel	14,000	2,080	2,080	18,160
John D. Mitchell	14,800	2,080	2,080	18,960
Gregory S. Proctor	17,800	2,080	2,080	21,960
Jeffrey A. Rivest	2,134	-	-	2,134
Suhas Shah	16,200	2,080	2,080	20,360
John M. Suit, II	22,600	2,080	2,080	26,760
Frank Taylor(7)	13,400	2,080	2,080	17,560
Total	$381,968	$24,960	$29,120	$436,048

(1)
We estimated the fair value of the 260 restricted stock awards granted at $8.00 using the closing stock price on January 23, 2012.   There were no unvested Director stock awards outstanding as of December 31, 2012.

(2)
We estimated the fair value of the stock option awards granted at $2.08 per option using the Black-Scholes valuation model as outlined in Footnote 21-Stockholders’ equity in Item 8 Financial Statements of our 10-K for the year ended December 31, 2012.

(3)
The aggregate number of vested options outstanding is disclosed in the Security Ownership of Management and Certain Security Holders table.  There were no unvested Director stock option awards outstanding at December 31, 2012.

(4)	Mr. Bongar and Ms. Gasporovic’s compensation includes a $16,667 retirement payment.
(5)	Mr. Cornelsen is an executive officer and is not compensated for his services as a director.
(6)	Fee includes payment pursuant to the Executive Non-competition Agreement between old line Bancshares and Mr. Daugherty entered into in connection with our acquisition of Maryland Bankcorp.

For 2012, each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, received $400 for each attended meeting of the Board of Directors, $200 for each attended meeting of the Loan Committee and $300 for each attended meeting of the Corporate Governance/Nominating Committee, the Compensation Committee, the Audit Committee and the Asset & Liability Committee.  The Chairmen of the Corporate Governance/Nominating Committee, the Compensation Committee and the Audit Committee also received an additional $300 for each attended meeting of their respective committees.  Each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, also received a $2,000 quarterly retainer.  During 2012, the Chairman of the Board received an annual compensation of $40,000 and the Vice Chairman received an annual compensation of $20,000 in lieu of attendance fees.

In September 2012, the Board of Directors adopted a resolution providing directors who retire from the Board with at least seven years of service a payment of $50,000, payable in three annual installments.

Old Line Bancshares, Inc. has paid no cash remuneration, direct or otherwise, to its directors since its incorporation.  It is expected that unless and until Old Line Bancshares, Inc. becomes actively involved in additional businesses other than owning all the capital stock of Old Line Bank, it will pay no separate cash compensation to the directors of Old Line Bancshares, Inc. in addition to that paid to them by Old Line Bank in their capacities as directors of Old Line Bank.  However, Old Line Bancshares, Inc. may determine in the future that such separate cash compensation is appropriate.

In March 2012, Old Line Bancshares, Inc. granted 260 shares of restricted stock and options to purchase 1,000 shares of our common stock to each of our non-employee directors.  The options, which were approved by the Board of Directors in January 2012 subject to the release of year end financial results, have an exercise price of $8.00, the closing price of the common stock on the NASDAQ Stock Market on January 23, 2012, the date of grant.  The options and restricted stock vested on December 31, 2012.

In February 2013, Old Line Bancshares granted 300 shares of restricted stock and options to purchase 1,200 shares of our common stock to each non-employee director.  The options have an exercise price of $12.04, the closing price of the common stock on the NASDAQ Stock market on February 27, 2013, the date of grant.  The options vested immediately and the restricted stock will vest on December 31, 2013, assuming that the applicable director is still serving on the Board of Directors on such date.

In February 2013, the Board of Directors also approved new compensation rates for the Board of Directors for 2013.  In 2013, the Chairman will receive $56,000 annually and the Vice Chairman will receive $28,000 annually.  Each non-employee member of the Board of Directors, excluding the Chairman and Vice Chairman, will receive a quarterly retainer of $3,000 plus $700 for each attended meeting of the Board of Directors, plus $400 for each attended meeting of the Asset & Liability Committee, Audit Committee, Corporate Governance/Nominating Committee, Compensation Committee and Strategic Opportunities Committee and $300 for each attended meeting of the Loan Committee.  If a Director attends any of these meetings via teleconference in lieu of in person, the Director will receive $200 instead of the regular in-person payment.  The Chairman of the Audit Committee, Compensation Committee and the Corporate Governance/Nominating Committee will receive an additional $300 for each attended meeting of these committees.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by Old Line Bank to its Chief Executive officer and to the next two most highly compensated executive officers who received total compensation in excess of $100,000 during 2012.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Stock Awards(4)	Option Awards (5)	Non-Equity Incentive Plan Compensation(6)	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

James W. Cornelsen	2011	284,625	25,616	59,772	142,313	79,389	14,487	606,202
President & CEO(1)	2012	318,000	27,761	64,777	164,247	84,270	14,687	673,742

Joseph E. Burnett	2011	186,430	11,186	26,100	74,572	12,895	10,594	321,777
Executive Vice	2012	203,000	8,861	20,676	87,371	13,700	11,280	344,888
President & CLO(2)

Christine M. Rush	2011	187,335	11,240	26,227	74,934	31,446	10,326	341,508
Executive Vice	2012	204,000	8,905	20,777	87,802	33,377	11,012	365,873
President & CFO(3)

(1)
Other compensation includes $9,800 and $10,000 in contributions to Old Line Bank’s 401(k) retirement plan in 2011 and 2012, respectively; $3,957 in long term disability insurance premiums paid on Mr. Cornelsen’s behalf in each of 2011 and 2012; and $730 in short term disability insurance premiums paid on Mr. Cornelsen’s behalf in each of 2011 and 2012.

(2)
Other compensation includes $7,461 and $8,108 in contributions to Old Line Bank’s 401(k) retirement plan in 2011 and 2012, respectively; $2,403 and $2,442 in long term disability premiums paid by Old Line Bank on Mr. Burnett’s behalf in 2011 and 2012, respectively; and $730 in short term disability premiums paid by Old Line Bank on Mr. Burnett’s behalf in each of 2011 and 2012.

(3)
Other compensation includes $7,498 and $8,147 in contributions to Old Line Bank’s 401(k) retirement plan in 2011 and 2012, respectively; $2,098 and $2,135 in long term disability insurance premiums paid by Old Line Bank on Ms. Rush’s behalf in 2011 and 2012, respectively; and $730 in short term disability insurance premiums paid by Old Line Bank on Ms. Rush’s behalf in each of 2011 and 2012.

(4)
Consists of restricted stock awards.  Restricted stock value is based on the closing share price at the date of grant of $8.00 for 2011.  Restricted stock was granted in March 2012 based on the previous year’s performance under Old Line Bancshares, Inc.’s Incentive Plan Model.  The 2012 restricted stock value is based on the closing share price at the date of grant of $12.04.  Restricted stock for the year ended December 31, 2012 was granted in February 2013 based on prior year performance under Old line Bancshares, Inc.’s Incentive Plan Model.

(5)
For 2011, we estimated the weighted average fair value of the options granted at $2.08 using the Black-Scholes option pricing model as outlined in footnote 21 of the audited financial statements of our Form 10-K for the year ended December 31, 2011.  In 2012, we used the Black-Scholes option pricing model and estimated the weighted average fair value at $3.39.

(6)	2011 compensation paid in March 2012 based on previous year’s performance under the Incentive Plan Model. 2012 compensation paid in March 2013 under the Incentive Plan Model.

Employment Agreements

Old Line Bank has entered into employment agreements with each of James W. Cornelsen, Joseph W. Burnett and Mark A. Semanie.  In addition, Old Line Bank had an employment agreement with Christine M. Rush, who served as our Executive Vice President and Chief Financial Officer until her resignation on May 13, 2013.

On January 28, 2011, Old Line Bank entered into an amended and restated employment agreement with Mr. Cornelsen (replacing a 2003 agreement) to serve as the President and Chief Executive Officer of Old Line Bank and Old Line Bancshares, Inc.  This agreement provides for an initial term of four years which may be extended by the Board of Directors, in its sole discretion, for one additional year or such greater term as the Board of Directors deems appropriate.  The Board of Directors has extended the term of Mr. Cornelsen’s then existing employment agreement by one additional year as of December or January subsequent to execution of the 2003 agreement.  Mr. Cornelsen’s employment agreement is currently set to expire in March 2017.

Mr. Cornelsen’s agreement, as amended, provides for an annual salary of $400,000, subject to annual review and increase at the Board of Directors’ discretion.  Mr. Cornelsen may also receive an annual bonus to be determined by the Board of Directors.  In addition, Mr. Cornelsen is entitled to receive an annual grant of options to purchase at least 3,750 shares of common stock of Old Line Bancshares, Inc., assuming such options are available for grant under a stockholder approved stock option plan.  The agreement also provides that Mr. Cornelsen will not be compensated for his attendance at Board of Directors’ meetings and that he is entitled to an automobile provided by Old Line Bank and to participate in such other bonus, incentive and other executive compensation programs as are made available to senior management of Old Line Bank from time to time.

The agreement terminates upon Mr. Cornelsen’s death or by mutual written agreement.  In addition, Mr. Cornelsen may terminate the agreement within six months following (or in certain circumstances, in anticipation of) a “change in control,” as described below, or for good reason as defined in the agreement.  Old Line Bank may terminate the agreement for certain events constituting cause as defined in the agreement.  Either party may also terminate the agreement without cause or good reason or upon Mr. Cornelsen’s permanent disability provided that such party provides 60 days prior written notice to the other party.

If Mr. Cornelsen terminates the agreement for good reason or because of his permanent disability, or if Old Line Bank terminates Mr. Cornelsen’s employment agreement without cause or because of permanent disability, and a change in control has not occurred, Mr. Cornelsen will receive severance pay for the remaining term of the agreement in an amount equal to his average annual compensation over the prior five years.  Mr. Cornelsen is not entitled to any severance pay under the agreement if he terminates the agreement without good reason.

If Mr. Cornelsen is terminated or terminates his employment in anticipation of or within six months following a change in control, he is entitled to a single payment equal to 2.99 times his average annual compensation over the prior five years, minus any other payments he receives that are contingent on the change in control.   If the change in control payments were required to be paid in 2011, Mr. Cornelsen would receive approximately $816,046.

Pursuant to the employment agreement, a “change in control” will occur if:

•
any person or persons acting in concert acquires, voting securities of Old Line Bancshares, Inc. or Old Line Bank, if after the transaction the acquiring person or persons own, control or hold the power to vote 30% or more of any class of voting securities of Old Line Bancshares, Inc. or Old Line Bank, as the case may be;

•
within any twelve month period (beginning on or after March 31, 2003) the persons who were directors of Old Line Bancshares, Inc. or Old Line Bank immediately before the beginning of such twelve month period (the “Incumbent Directors”) cease to constitute at least a majority of such Board of Directors; provided that any director who was not a director as of the effective date of the employment agreement will be deemed to be an Incumbent Director if that director was elected to such Board of Directors by, or on the recommendation of or with the approval of, at least two thirds of the directors who then qualified as Incumbent Directors;

•
the stockholders of Old Line Bancshares, Inc. or Old Line Bank approve a reorganization, merger or consolidation with respect to which persons who were the stockholders of Old Line Bancshares, Inc. or Old Line Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

•	All or substantially all of the assets of Old Line Bancshares, Inc. or Old Line Bank are sold, transferred or assigned to any third party.

The agreement also contains non-compete, non-solicitation and confidentiality provisions.

On January 26, 2011, Old Line Bank entered into amended and restated employment agreements with Mr. Burnett and Ms. Rush to serve as Executive Vice Presidents of Old Line Bank.  Each agreement has an initial term of two years, which beginning in 2012 may be extended by the Board of Directors, in its sole discretion, for one additional year, or such greater term as Old Line Bank deems appropriate.  Ms. Rush’s agreement was not extended in 2013 as a result of her impending resignation, and it terminated effective May 10, 2013, the effective date of her resignation.

On May 13, 2013, Old Line Bank entered into an employment agreement with Mark A. Semanie to serve as Executive Vice President of Old Line Bank.  His agreement has an initial term of two years, which beginning in 2014 may be extended by the Board of Directors, in its sole discretion, for one additional year, or such greater term as Old Line Bank deems appropriate.  Mr. Semanie’s employment agreement is currently set to expire in March 2015.

Mr. Burnett’s agreement, as amended January 1, 2013, provides an annual salary of $215,180.  Mr. Semanie’s agreement provides an annual salary of $215,000.  The aforementioned executive officers may receive an annual discretionary bonus.  In addition, these officers are each entitled to receive an annual grant of options to purchase at least 2,250 shares of common stock of Old Line Bancshares, Inc., assuming such options are available for grant under a stockholder approved stock option plan.

Each such agreement terminates upon the employee’s death, in which case all non-vested stock options will immediately vest, or physical or mental incapacitation that has left the employee unable to perform his or her duties for a period of 60 consecutive days.  In addition, the employee may terminate his or her agreement voluntarily.  Old Line Bank may terminate each agreement for certain events constituting cause as defined in the agreements or without cause.  If Old Line Bank terminates the agreements other than for cause, the employee is entitled to be paid his or her salary and benefits, including options provided for in the agreement (which shall vest upon grant), for the remaining term of the agreement, and all unvested stock options shall immediately vest.  In addition, each employee is entitled to receive the remaining balance of his or her unused vacation and personal leave at the termination of employment unless the employee is terminated for cause.  The agreements also contain non-compete, non-solicitation and confidentiality provisions.

Other Executive Benefits

Incentive Plan Model and Stock Option Model

In 2005, our Board of Directors approved an Incentive Plan Model and a Stock Option Model for Messrs. Cornelsen and Burnett and Ms. Rush.  The Incentive Plan Model and the Stock Option Model provide mechanisms under which the Compensation Committee can, in its discretion, authorize cash and equity compensation bonuses to the executive officers.

The models provide the Compensation Committee with guidelines for determining discretionary bonuses. When granted, the cash bonus under the Incentive Plan Model is calculated by multiplying the named executive’s base salary by a percentage factor calculated based on our return on assets, return on equity and earnings per share at a threshold, target and stretch level.  The options to be granted under the Stock Option Model depend on whether Old Line Bancshares, Inc. met the cumulative threshold, target and stretch levels for our return on assets, return on equity and earnings per share.  If met, options with a value equal on the date of grant to a percentage of the executive’s base salary based on the Black-Scholes pricing model are issued to the executives.

Under the 2005 Incentive Plan Model, at the target levels, Mr. Cornelsen would be eligible to receive a bonus equal to 25% of his base salary and Mr. Burnett and Ms. Rush would be eligible to receive a bonus equal to 20% of their base salaries.  Under the Stock Option Model, at the target levels, the officers would be eligible to receive options with a value equal on the date of grant to 20% (for Mr. Cornelsen) or 10% (for Mr. Burnett and Ms. Rush) of base salary based on the Black-Scholes pricing model.

The Compensation Committee designed the incentive structure to reward achievement based on Old Line Bancshares, Inc.’s return on assets, return on equity and earnings per share, and to discourage the achievement of one metric at the expense of the others. The Board of Directors and the Compensation Committee of the Board of Directors are authorized to adjust, modify or terminate the models, in full or in part, at any time in their sole discretion.

In October 2009, the Compensation Committee retained the services of a compensation consultant for the purpose of conducting an analysis of peer bank executive compensation as well as to conduct a review of our existing compensation structure for compliance and competitiveness.  Based on their findings, in January 2010 our Board of Directors approved a modification to the Incentive Plan Model and Stock Option Model for our named Executive Officers and added a new metric for the calculation of incentives.  In addition to return on assets, return on equity and earnings per share, a threshold, target and stretch goal for non-performing assets will be included in the calculation going forward.  Incentives will be provided to our executives in the form of restricted stock used in conjunction with a combination of cash and stock options in order to encourage focus on long term objectives as well as short term goals.

In October 2012, the Compensation Committee approved the addition of modifiers to the plan metrics.  The modifiers are used to rank performance to peer and allow for reductions and/or increases to executive incentive payouts based on that comparison.  It is the Committee’s belief that the application of incentive modifiers to multiple goals provides a balanced approach that is consistent with our compensation philosophy while discouraging excessive risk taking and goal manipulation.

Under the 2012 Incentive Plan Model, at the target levels, Mr. Cornelsen would be eligible to receive a bonus equal to 30% of his base salary and Mr. Burnett and Ms. Rush would be eligible to receive a bonus equal to 25% of their base salaries.  Under the Equity Incentive Model, at the target levels, the officers would be eligible to receive shares of restricted stock and/or options with a total value equal on the date of grant to 20% (for Mr. Cornelsen) or 10% (for Mr. Burnett and Ms. Rush) of base salary based on the Black-Scholes pricing model.

The Stock Option Model does not affect the minimum number of options that the executives are entitled to receive as provided for in their employment agreements, subject to the terms of those agreements.

On February 25, 2013, the Compensation Committee of the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank, reviewed the financial performance of Old Line Bancshares, Inc. and Old Line Bank for the fiscal year ended December 31, 2012 in order to determine what, if any, cash bonus or incentive stock option bonus should be paid to the executive officers pursuant to the Incentive Plan Model and Stock Option Model.  In making its review, the Compensation Committee reviewed Old Line Bancshares, Inc.’s actual financial performance.

Based on this review and upon finalization of our year-end financial statements, effective February 27, 2013, we issued incentive stock awards to Mr. Cornelsen, Mr. Burnett and Ms. Rush that consisted of stock options and restricted stock as follows:

Name of Officer	Number of Options	Exercise Price
James W. Cornelsen	19,097	$12.04
Joseph E. Burnett	6,095	12.04
Christine M. Rush	6,125	12.04

One third of the option grant will vest on December 31, 2013, one third of the option grant will vest on December 31, 2014 and one third of the option grant will vest on December 31, 2015.  Vesting requires that the officer be employed by Old Line Bank on the vesting date.

As noted above, effective February 27, 2013, we issued shares of restricted stock to Mr. Cornelsen, Mr. Burnett and Ms. Rush as follows:

Name of Officer	Number of Restricted Shares	Stock Price
James W. Cornelsen	2,306	$12.04
Joseph E. Burnett	736	12.04
Christine M. Rush	740	12.04

  One third of the restricted stock grant will vest on February 27, 2014, one third of the restricted stock grant will vest on February 27, 2015 and one third of the restricted stock grant will vest on February 27, 2016. Vesting requires that the officer be employed by Old Line Bank on the vesting date.

The options and restricted stock were issued from the 2004 and 2010 Equity Incentive Plans.

Salary Continuation Agreements and Supplemental Life Insurance Agreements

On January 3, 2006, Old Line Bank entered into Supplemental Life Insurance Agreements and Salary Continuation Agreements and started accruing for a related annual expense, with Mr. Cornelsen, Mr. Burnett and Ms. Rush.  On February 26, 2010, the Salary Continuation Agreements were modified to include an increased benefit to each executive.

Under the Supplemental Life Insurance Agreements, Old Line Bank is obligated to cause the payment of death benefits to the executives’ designated beneficiaries in the following amounts: Mr. Cornelsen— $1,413,185; Mr. Burnett — $729,275 and Ms. Rush — $746,965.

Under the Salary Continuation Agreements, and in accordance with the conditions specified therein, benefits accrue over time from the date of the agreement until the executive reaches the age of 65. Upon full vesting of the benefit, the executives will be paid the following annual amounts for 15 years: Mr. Cornelsen — $159,738; Mr. Burnett — $24,651; and Ms. Rush — $77,773.  Mr. Burnett will receive an additional $5,895 per year if he continues his employment with us until he reaches age 68.  The agreements provide for early termination and disability benefits.  The agreements also provide for 100% vesting in the event of a separation from service (defined as the termination of the executive’s employment for any reason other than death or disability) following a change in control (as defined in the agreements).  Change in control is defined in the agreements by reference to the definition in Section 409A of the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

Effective October 1, 2012, Old Line Bank entered into two additional Salary Continuation Plan Agreements with Mr. Cornelsen pursuant to which Mr. Cornelsen will receive additional benefits.

The first 2012 Salary Continuation Plan Agreement provides that if Mr. Cornelsen remains employed by the Bank until he reaches the age of 65, he will be entitled to receive, beginning on the first day of the second month following his 65th birthday, an annual payment of $63,991.  Such payment shall continue for fifteen (15) years; in the event Mr. Cornelsen dies while receiving payments, but prior to receiving all the payments due, the unpaid balance of the payment shall continue to be paid to his beneficiary.  If on or after October 1, 2013, Mr. Cornelsen dies before reaching age 65 or becomes disabled, as defined in the agreement, while employed by the Bank, or he becomes no longer employed by the Bank other than for death, disability or within 24 months after a change in control, he or his beneficiary will be paid an annual amount ranging from between $6,444 and $51,745, depending on the date of the event, for a period of 15 years.  Such benefits are generally payable beginning on the first day of the second month following Mr. Cornelsen’s 65th birthday (or, with respect to the disability payment, following the date of Mr. Cornelsen’s death if earlier).  All payments under the agreement are paid in monthly installments except as noted below.  The agreement also provides for change in control payments to be paid to Mr. Cornelsen if he is employed with the Bank upon a change in control (as defined in the agreement) of the Bank.  The change in control payments range from $46,554 to $62,386 annually, depending on the date of the change in control, and will be paid to Mr. Cornelsen or his beneficiary, as applicable, for a period of 15 years beginning (in most cases) on the first day of the second month following the date of termination of Mr. Cornelsen’s employment with the Bank.  If, however, Mr. Cornelsen’s employment with the Bank is terminated for any reason (whether voluntarily or involuntarily) within 24 months following a change in control, he may instead opt to be paid the change in control payments in (i) a lump sum, (ii) monthly installments over two years, or (iii) monthly installments over five years.

The second 2012 Salary Continuation Plan Agreement provides that if Mr. Cornelsen remains employed by the Bank until he reaches the age of 65, he will be entitled to receive, beginning on the first day of the second month following his 80th birthday, an annual payment of $223,729.  If on or after October 1, 2013, Mr. Cornelsen dies before reaching age 65 or becomes disabled, as defined in the agreement, while employed by the Bank, or he becomes no longer employed by the Bank other than for death, disability or within 24 months after a change in control, he or his beneficiary will be paid an annual amount ranging from between $22,531 and $180,913, depending on the date of the event, for a period of five years.  Such death benefit is payable to Mr. Cornelsen’s beneficiary beginning on the first day of the second month following the 15th anniversary of his death, while the other payments begin on the first day of the second month following Mr. Cornelsen’s 80th birthday.  All payments under the agreement are paid in monthly installments except as noted below.  The agreement also provides for change in control payments to be paid to Mr. Cornelsen if he is employed with the Bank upon a change in control (as defined in the agreement) of the Bank.  The change in control payments range from $162,764 to $223,729 annually, depending on the date of the change of control, and will be paid for a period of five years beginning on the 15th anniversary of the first day of the second month following the date of termination of Mr. Cornelsen’s employment with the Bank.  If, however, Mr. Cornelsen’s employment with the Bank is terminated for any reason (whether voluntarily or involuntarily) within 24 months following a change in control, he may instead opt to be paid the change in control payments in (i) a lump sum or (ii) monthly installments over two years.  All payments under this agreement will be paid to Mr. Cornelsen’s beneficiary if he should die before five years of payments are made.

The following charts show the annual amount of payments that will be made to the executives pursuant to the Salary Continuation Agreements:

James. W Cornelsen
Assumed Separation Date	Age	Early Termination Annual Benefit(1)	Disability Annual Benefit(1)	Change in Control Annual Benefit(2)
1/1/2013	58	$76,783	$76,783	$116,634
1/1/2014	59	89,446	89,446	122,465
1/1/2015	60	102,109	102,109	128,589
1/1/2016	61	114,774	114,774	135,018
1/1/2017	62	127,437	127,437	141,769
1/1/2018	63	140,100	140,100	148,858
1/1/2019	64	152,763	152,763	156,301
6/23/2019(3)	65	159,738	159,738	159,738

(1)	Payments are made in 180 equal monthly installments commencing within 60 days following normal retirement age.
(2)	Payments are made in 180 equal monthly installments commencing at separation of service.
(3)	This is the date the executive reaches normal retirement age.

James. W Cornelsen
Age 65 Payment with 15 Year Guarantee
Assumed Separation Date	Age	Early Termination Annual Benefit(1)	Disability Annual Benefit(1)	Change in Control Annual Benefit(2)
10/1/2013	59	$6,444	$6,444	$48,881
10/1/2014	60	13,662	13,662	51,325
10/1/2015	61	21,723	21,723	53,892
10/1/2016	62	30,702	30,702	56,586
10/1/2017	63	40,680	40,680	59,416
10/1/2018	64	51,745	51,745	62,386
6/23/2019(3)	65	63,991	63,991	63,991

(1)	The early termination benefit or disability benefit under the plan shall be the annual benefit amount determined for the year in which termination or disability occurs, as applicable multiplied by 15.
(2)	The change in control benefit shall be the change in control annual benefit amount determined for the year in which the change in control occurs, multiplied by 15.
(3)	This is the date that the executive reaches normal retirement age.

James. W Cornelsen
Age 80 Payment with 5 Year Guarantee
Assumed Separation Date	Age	Early Termination Annual Benefit(1)	Disability Annual Benefit(1)	Change in Control Annual Benefit(2)
10/1/2013	59	$22,531	$22,531	$170,902
10/1/2014	60	47,767	47,767	179,447
10/1/2015	61	75,979	75,949	188,419
10/1/2016	62	107,341	107,341	197,840
10/1/2017	63	142,227	142,227	207,732
10/1/2018	64	180,913	180,913	218,119
6/23/2019(3)	65	223,729	223,729	223,729

(1)
The early termination benefit or disability benefit under the plan shall be the annual benefit amount determined for the year in which termination or disability occurs, as applicable multiplied by five.

(2)	The change in control benefit shall be the change in control annual benefit amount determined for the year in which the change in control occurs, multiplied by five.
(3)	This is the date that the executive reaches normal retirement age and becomes vested in the normal retirement benefit.

Joseph E. Burnett
Assumed Separation Date	Age	Early Termination Annual Benefit(1)	Disability Annual Benefit(1)	Change in Control Annual Benefit(2)
12/10/2010(3)	65	24,651	24,651	28,269
1/1/2013	67	4,421	4,421	5,614
12/10/2013(3)	68	5,895	5,895	5,895

Christine M. Rush
Assumed Separation Date	Age	Early Termination Annual Benefit(1)	Disability Annual Benefit(1)	Change in Control Annual Benefit(2)
1/1/2013	56	31,507	31,507	52,156
1/1/2014	57	37,081	37,081	54,764
1/1/2015	58	42,655	42,655	57,502
1/1/2016	59	48,229	48,229	60,377
1/1/2017	60	53,804	53,804	63,396
1/1/2018	61	59,378	59,378	66,566
1/1/2019	62	64,952	64,952	69,894
1/1/2020	63	70,526	70,526	73,389
1/1/2021	64	76,101	76,101	77,058
3/6/2021(3)	65	77,773	77,773	77,773

(3)	Payments are made in 180 equal monthly installments commencing within 60 days following normal retirement age.
(4)	Payments are made in 180 equal month installments commencing at separation of service.
(5)	This is the date the executive reaches normal retirement age.

The following table discloses information about unexercised options and equity incentive plan awards outstanding as of the end of our last fiscal year.

OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END
DECEMBER 31, 2012

	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable(1)	Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares That Have Not Vested(2)	Market Value of Shares That Have Not Vested

James W. Cornelsen	9,588	19,176	8.00	12/31/2021	3/5/2012	3,203	36,162
	5,717	2,859	7.8200	01/27/2021	01/27/2011	2,157	24,353
	11,823	-	7.1300	01/28/2020	01/28/2010	2,451	27,672
	33,800	-	6.3000	01/22/2019		-	-
	18,200	-	7.7500	01/31/2018		-	-
	15,000	-	10.4800	01/25/2017		-	-
	19,700	-	10.4400	12/31/2015		-	-
	10,800	-	9.8250	12/31/2014		-	-
	4,500	-	9.5833	12/31/2013		-	-
Total	129,128	22,035				7,811	$88,186

Joseph E. Burnett	4,186	8,374	8.00	12/31/2021	3/5/2012	1,398	15,783
	1,876	938	7.8200	01/27/2021	01/27/2011	708	$7,994
	5,441	-	7.1300	01/28/2020	01/28/2010	1,128	$12,735
	8,700	-	6.3000	01/22/2019		-	-
	9,800	-	7.7500	01/31/2018		-	-
	5,200	-	10.4800	01/25/2017		-	-
	8,800	-	10.4400	12/31/2015		-	-
	3,960	-	9.8250	12/31/2014		-	-
	2,700	-	9.5833	12/31/2013		-	-
Total	50,663	9,312				3,234	$36,512

Christine M. Rush	4,207	8,414	8.0000	12/31/2021	3/5/2012	1,405	$15,862
	1,876	938	7.8200	1/27/2021	1/27/2011	708	$7,993
	5,317	-	7.1300	01/28/2020	01/28/2010	1,103	$12,453
	8,150	-	6.3000	01/22/2019		-	-
	9,300	-	7.7500	01/31/2018		-	-
	5,000	-	10.4800	01/25/2017		-	-
	8,300	-	10.4400	12/31/2015		-	-
	3,960	-	9.8250	12/31/2014		-	-
	2,700	-	9.5833	12/31/2013		-	-
Total	48,810	9,352				3,216	$36,308

(1)
1/2 of unexercisable options with an expiration date of 12/31/2021 will become exercisable on December 31, 2013 and ½ will become exercisable on December 31, 2014.  Unexercisable options with an expiration date of 01/27/2021 became exercisable on January 27, 2013.

(2)
1/3 of the shares granted on 03/05/2012 that had not vested as of 12/31/2012 vested on 01/26/2013, 1/3 will vest on 01/26/2014 and 1/3 will vest on 01/26/2015.  ½ of the shares granted on 1/27/2011 that had not vested as of 12/31/2012 vested on 1/27/2013 and ½ will vest on 1/27/2014.  The shares granted on 1/28/2010 that had not vested as of 12/31/2012 vested on 1/28/2013.

Information Regarding Executive Officers Who are Not Directors and Key Employees

Executive Officers

Joseph E. Burnett, 67, joined Old Line Bank as a Senior Vice President and Chief Lending Officer in August 2001 and was promoted to Executive Vice President in May 2006.  He is also an Executive Vice President of Old Line Bancshares, Inc.  He has over 46 years of banking experience in the Washington, D.C. metropolitan area specializing in commercial transactions.  Prior to joining Old Line Bank, Mr. Burnett was a Senior Vice President in Commercial Lending at Farmers Bank for two years (1999-2001) and at Suburban Bank for twelve years (1987-1999).

Sandi F. Burnett, 55, Executive Vice President and Chief Credit Officer of Old Line Bank, joined Old Line Bank in 2005 as Senior Vice President and the team leader for the College Park loan production office.  In January 2010, she was promoted to Executive Vice President and in June 2011 she assumed the additional responsibility of Chief Credit Officer.  Prior to joining Old Line Bank, she was employed by BB&T, a major southeastern regional bank, most recently as a City Executive, Senior Vice President.  In this capacity, she was responsible for supervising the overall team management, portfolio quality and growth within suburban Maryland, principally Prince George’s County.  Prior to this position, she was employed by Commerce Bank, a local bank that merged into BB&T in 1999.  She started with Commerce Bank in 1994.  Ms. Burnett is a career banker with over 32 years of commercial banking experience.

Kevin P. Huffman, 52, joined Old Line Bank in May 2013 as Executive Vice President.  Prior to joining Old Line Bank, Mr. Huffman, served as President and Director of The Washington Savings Bank from January 2004 until merger with Old Line Bank.  He also served as Chief Operating Officer of The Washington Savings Bank since May 2003 and Director of WSB since its formation in January 2008.  He joined The Washington Savings Bank in November 2001; prior to which he served in multiple capacities for Pen Mar Bancshares, Patapsco Valley Bancshares, Inc. and Commercial and Farmers Bank.

Mark A. Semanie, 50, joined Old Line Bank on January 30, 2013, as Executive Vice President of Old Line Bank and Old Line Bancshares.  He was appointed Chief Operating Officer and Acting Chief Financial Officer.  Prior to joining Old Line Bank, Mr. Semanie had served as Chief Financial Officer of Carrollton Bancorp and Senior Vice President and Chief Financial Officer of Carrollton Bank, located in Columbia, Maryland, since January 2010.  Prior to that he was a self-employed business consultant specializing in the financial services industry from January – December 2009 and was Executive Vice President and Chief Financial Officer for Bay National Bank from October 2000 through December 2008.  Mr. Semanie passed the CPA exam in 1985 and worked in public accounting from 1985 until 1993.

Key Employees

William J. Bush, CPA, 49, Senior Vice President of Old Line Bank, has been the team leader for the Anne Arundel County market since May 2007.  Prior to joining Old Line Bank, he served as Senior Vice President of the Commercial Banking Group of Annapolis Banking and Trust Company, an affiliate of Mercantile Bankshares Corporation, where he was responsible for the production, quality and growth of the division.  He is licensed as a Certified Public Accountant and has over 23 years of experience in the banking industry.  He resides in Arnold, Maryland.

Cathy A. Coughlin, 42, Senior Vice President of Old Line Bank, has been in charge of human resources for the Bank since 2006.  Ms. Coughlin joined Old Line Bank in 2000 and has worked in various positions, including Branch Manager, Assistant Treasurer, Assistant Vice President, Sarbanes Oxley Coordinator, and Vice President.  She holds a Professional in Human Resources certification.  Prior to joining Old Line Bank, Ms. Coughlin held various positions at Citizens Bank of Maryland, Crestar Bank, SunTrust Bank, and Chevy Chase Bank; she has over 23 years of banking experience.

Jeffrey Franklin, 47, Senior Vice President of Old Line Bank, has been in charge of branch operations of Old Line Bank since March 2002.  Prior to joining Old Line Bank, he was a Vice President at The Columbia Bank where he was responsible for various aspects of branch operations for six years.  Prior to his tenure at The Columbia Bank, he held various positions at First Virginia Bank.  Mr. Franklin has over 24 years of banking experience.

Kevin Frere, 43, Senior Vice President of Old Line Bank, joined us in 2013 as team leader for our Lending/Business Development Group in Calvert and St. Mary’s Counties.  Prior to joining Old Line Bank, from 2006 – 2013, Mr. Frere was Senior Vice President and Chief Lending Officer of County First Bank; from 2004 – 2006 he was Vice President of Manufacture & Traders Trust Co.; and from 1996 – 2004 he served in the positions of Assistant Vice President and Vice President of Calvert Bank & Trust.  Mr. Frere has over 20 years of banking experience.

Susan L. Grant, 61, Senior Vice President of Old Line Bank is in charge of the Mortgage Banking Division.  Ms. Grant joined The Washington Savings Bank in December 2005 and came to Old Line Bank through their merger in May 2013.  Prior to joining The Washington Savings Bank, Ms. Grant was a Regional Vice President for nBank of Atlanta, Georgia for four years.  Ms. Grant has previously held positions with the Royal Bank of Canada, New America Financial and Chase Manhattan.

Gary A. Hobert, 63, Senior Vice President, Commercial Lending came to Old Line Bank in May 2013 through merger with The Washington Savings Bank.  Since joining The Washington Savings Bank in 2010, Mr. Hobert has held the position of Senior Vice President in charge of Commercial Lending.  Prior to joining the Bank, he was Senior Vice President of Greater Atlantic Bank from 2001 – 2009, where he held the positions in the Commercial Loan Department and Credit Department.  Mr. Hobert has over 40 years of banking experience.

Elise Hubbard, 40, Senior Vice President of Old Line Bank, has been in charge of managing the daily functions of the accounting department since joining the Bank in 2006.  Ms. Hubbard has held various positions at the Bank, including Vice President, Assistant Vice President, Senior Accountant and Accounting Administrator.  She holds a B.S. in Accounting with minors in Business Management and Human Resources from University of Maryland.

Erin G. Lyddane, 39, Senior Vice President of Old Line Bank, has been in charge of the daily operations of the bank since February 2000.  She has worked in various positions at the bank, including Vice President, Assistant Vice President, Branch Manager, Treasurer, Assistant Treasurer and Cashier.  She joined Old Line Bank in 1992.

M. John Miller, 63, Senior Vice President of Old Line Bank, joined us in 2011.  He is responsible for managing the special assets at Old Line Bank.  Prior to joining Old Line Bank, he was a Senior Vice President for Commercial Real Estate Lending and Special Assets at Bank Annapolis from 2007-2010.  From 1998-2007, he was a Senior Vice President of Commercial Real Estate Lending at Annapolis Bank & Trust.  Mr. Miller has also developed residential property to include custom waterfront homes.  He has over 36 years of banking and real estate development experience.

David L. Seyler, 51, Senior Vice President of Old Line Bank, joined the Bank in 2013 to serve in the capacity of Director of Cash management and Corporate Deposit Services.  Prior to joining Old Line Bank, Mr. Seyler was a Senior Vice President and Director of Cash Management and Deposit Operations at Carrollton Bank from 2010 – 2013.  Mr. Seyler served as Vice President at Bradford Bank from 2007 – 2009 and as Vice President at Mercantile Safe Deposit and Trust Company from 1998 – 2007.  Mr. Seyler has over 24 years of banking experience.

M. Dannette Van Cleaf, 44, Senior Vice President and Chief Risk Officer, is responsible for risk management, compliance, and outsourced internal audit.  She holds two professional banking certifications; Community Bank Compliance Officer and Anti-Money Laundering Professional.  Prior to joining Old Line Bank in April 2011, she was a Vice President, compliance and Risk officer at Maryland Bank and Trust Company, N.A. where she served in multiple positions since 1988, including branches, deposit operations, compliance, Internal Staff Auditor, Assistant Vice President, and BSA Officer.

Jack G. Welborn, 59, Senior Vice President, is responsible for the management of our College Park Loan Production Office.  Mr. Welborn was hired as a Commercial Lender in August 2005.  Prior to joining Old Line Bank, Mr. Welborn was a Commercial Lender for Branch Banking & Trust.

Gerald J. Whittaker, 56, Senior Vice President, joined the bank in May 2013 through our merger with The Washington Savings Bank.  Mr. Whittaker has held several positions since joining The Washington Savings Bank in 1983 to include that of Vice President and Corporate Secretary.  Mr. Whittaker is a member of the Maryland State Bar Association and has been admitted to practice law in Maryland since 1981.

Lawrence H. Wright, 65, Senior Vice President and Treasurer of Old Line Bank, is responsible for the treasury management and financial operations of Old Line Bank.  Prior to joining Old Line Bank in April 2011, he was a Senior Vice President and Chief Financial Officer of Maryland Bank & Trust, where he served in multiple capacities since 1990.

Keven B. Zinn, 44, Senior Vice President, joined Old Line Bank in April 2011, as the team leader of our Southern Maryland market.  Prior to joining Old Line Bank, for the prior ten years he was a Vice President, Commercial Lending at Community Bank of Tri-County where he was responsible for management of a loan portfolio, business development and training of junior and branch loan officers.

The respective Board of Directors of Old Line Bancshares, Inc. and Old Line Bank annually elect the officers following the annual meeting of stockholders and the officers serve for terms of one year or until their successors are duly elected and qualified except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors.  See “Executive Compensation-Employment Agreements.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require that Old Line Bancshares, Inc.’s directors and executive officers and persons holding more than ten percent of its outstanding shares of common stock are required to report their ownership and changes in such ownership to the Securities and Exchange Commission and Old Line Bancshares, Inc.  Based solely on its review of the copies of such reports, Old Line Bancshares, Inc. believes that, for the year ended December 31, 2012, all Section 16(a) filing requirements applicable to Old Line Bancshares, Inc.’s officers, directors and greater than ten percent shareholders were complied with on a timely basis, except for a Form 5 for Craig E. Clark that should have been filed in 2013 to report the transfer of shares in 2012 from being held solely by his spouse to being jointly held by Mr. Clark and his wife.  The Form 5 has since been filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Old Line Bank has had in the past, and expects to have in the future, banking transactions with directors and executive officers and the business and professional organizations in which they are associated in the ordinary course of business.  Any loans and loan commitments are made in accordance with all applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unrelated persons.  In the opinion of management, these transactions do not and will not involve more than the normal risk of collectability or present other unfavorable features.  Directors or officers with any personal interest in any loan application are excluded from considering any such loan application.  The aggregate amount of loans outstanding to Old Line Bank’s directors, executive officers and their affiliates at December 31, 2012 was approximately $1.2 million.

Old Line Bank has entered into various transactions with firms in which owners are also members of the Board of Directors.  Fees charged for these services are at similar rates charged by unrelated parties for similar products or services.  Old Line Bank leases two branch office facilities from G. Thomas Daugherty or companies owned by Mr. Daugherty.  In 2012, Old Line Bank paid lease payments for these facilities of $261,234.

Old Line Bancshares has a 62.50% or an approximately $653,000 investment in Pointer Ridge.  Frank Lucente, a director of Old Line Bancshares and Old Line Bank, controls 12.50% of Pointer Ridge.  Old Line Bank paid Pointer Ridge $704,128 during 2012.

PROPOSAL II
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has ratified and confirmed the Audit Committee’s selection of Dixon Hughes Goodman, LLP as Old Line Bancshares, Inc.’s independent public accountants for 2013.  This will be Dixon Hughes Goodman, LLP first year serving as Old Line Bancshares, Inc.’s independent public accountants and the Audit Committee and management consider them to be well qualified.  Rowles & Company, LLP served as our independent public accountants for 2012.

A representative of each of Rowles & Company, LLP and Dixon Hughes Goodman, LLP  will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

Approval of this proposal requires a majority of votes cast at the Annual Meeting.  Abstentions and broker non-votes will have no effect on the vote for this proposal.

If the stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain Dixon Hughes Goodman, LLP and may retain that firm or another firm without resubmitting the matter to Old Line Bancshares, Inc.’s stockholders.  Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent public accountants at any time during the year if it determines that such change would be in the best interests of Old Line Bancshares, Inc. and its stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Dixon Hughes Goodman, LLP as independent public accountants for 2013.

AUDIT COMMITTEE REPORT

The Audit Committee has (1) reviewed and discussed Old Line Bancshares, Inc.’s audited financial statements with Old Line Bancshares, Inc.’s management and representatives of Rowles & Company, LLP, the independent auditors for 2012; (2) discussed with Rowles & Company, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) has received the written disclosures and the letter from Rowles & Company, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Rowles & Company, LLP the independence of Rowles & Company, LLP.  Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2012 be included in Old Line Bancshares, Inc.’s Annual Report on Form 10-K for the last fiscal year.

Audit Committee:
By:	Suhas R. Shah, CPA, Chairman Craig. E. Clark Daniel W. Deming John D. Mitchell, Jr. John M. Suit, II

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Rowles & Company, LLP for the audit of Old Line Bancshares, Inc.’s annual consolidated financial statements for the years ended December 31, 2012 and 2011 and fees billed for other services rendered by Rowles & Company, LLP during those periods.

	Years Ended
	December 31,
	2012	2011
Audit fees (1)	$84,784	$38,080
Tax fees (2)	56,714	2,360
All other fees (3)	3,180	15,633
Total	$144,678	$56,073

(1)
Audit fees consist of fees billed for professional services rendered for the audit of the Old Line Bancshares, Inc.’s consolidated (or Old Line Bank’s) annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that Rowles & Company, LLP normally provides in connection with statutory and regulatory filings or engagements.

(2)	Tax fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(3)	All other fees in 2012 and 2011 are for reviewing filings and for 2011 assistance related to the acquisition of Maryland Bankcorp, Inc.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

Old Line Bancshares, Inc.’s Audit Committee approves the engagement before Old Line Bancshares, Inc. or Old Line Bank engages the independent auditor to render any audit or non-audit services.

PROPOSAL III
APPROVING AN AMENDMENT TO OLD LINE BANCSHARES, INC’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 15,000,000 TO 25,000,000

Stockholders are being asked to approve Articles of Amendment to Old Line Bancshares, Inc.’s articles of incorporation to increase the authorized shares of common stock from 15,000,000 to 25,000,000.  A copy of the Articles of Amendment, which has been approved by the Board of Directors, is attached hereto and incorporated by reference herein as Appendix A.

Assuming approval by the stockholders, the Articles of Amendment will become effective upon their acceptance for record by the State Department of Assessments and Taxation of Maryland (the “SDAT”).  Assuming approval of the Articles of Amendment by the stockholders, Old Line Bancshares, Inc. intends to file the Articles of Amendment with the SDAT as soon as practicable after the Annual Meeting.

Description of and Reasons for the Amendment

The purpose of the amendment is to permit Old Line Bancshares, Inc.’s Board of Directors to issue common stock for a variety of proper corporate purposes, including future acquisitions and capital raises, as the Board of Directors may deem advisable without the consent of Old Line Bancshares, Inc.’s stockholders.

The amendment would restate the first two paragraphs of Article SIXTH of the charter to read as follows:

“The total number of shares and the par value of each class of capital stock which the Corporation is authorized to issue is as follows:

Class of Stock	Number of Shares	Par Value

Preferred	1,000,000	$0.01
Common	25,000,000	$0.01

Any and all shares of stock issued, and for which the full consideration has been paid or delivered, shall be deemed fully paid stock; and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.  The aggregate par value of all shares of all classes of stock is $260,000.”

Our articles of incorporation currently authorizes the issuance of up to 15,000,000 shares of common stock.  As of ___________, 2013, there were ___________ shares of common stock issued and outstanding, leaving a balance of _________ shares that are authorized and unissued.  Of the ___________ shares of authorized and unissued common stock, _________ are reserved for issuance pursuant to outstanding options to purchase our common stock and an additional _________ are reserved for issuance pursuant to our 2004 Equity Incentive Plan and 2010 Equity Incentive Plan; if Proposal IV is approved by our stockholders, an additional 450,000 shares will be reserved for issuance pursuant to our 2010 Equity Incentive Plan.  Thus, as of _______, 2013, and assuming approval of Proposal IV, there are ___________ shares of common stock that remain unissued or reserved for issuance.

If the proposed amendment to the articles of incorporation is approved by the stockholders, upon its effectiveness, Old Line Bancshares, Inc. will have 25,000,000 shares of common stock authorized.  Old Line Bancshares will be left with a balance of ___________ shares of authorized and unissued and not reserved for any specific purpose.

The rights and terms of Old Line Bancshares, Inc.’s common stock will not be changed in any way by the proposed amendment, and the additional shares of common stock, if authorized, would have the same rights and privileges as the shares of common stock currently outstanding.

The Board of Directors believes the availability of such shares will benefit Old Line Bancshares, Inc. by providing flexibility to issue stock for a variety of proper corporate purposes as the Board of Directors may deem advisable without further action by stockholders, except as may be required by law, regulation or rule.  These purposes could include, among other things, the sale of stock for capital raising purposes, the issuance of stock to persons who provide services to Old Line Bancshares, Inc., the purchase of property, additional acquisitions or mergers, the use of additional shares for equity compensation plans, the declaration of stock splits, stock dividends or distributions and other bona fide corporate purposes.

The issuance of additional shares of stock under any of these circumstances could have a dilutive effect on earnings per share and on a stockholder's percentage voting power in our company.  Holders of Old Line Bancshares, Inc.’s common stock do not have preemptive rights to subscribe for additional securities that may be issued by Old Line Bancshares, Inc., which means that current stockholders do not have a prior right to purchase any new issue of stock in order to maintain their proportionate ownership interest.  In addition, the availability of additional authorized and unissued shares of common stock could have certain anti-takeover effects, as discussed below.

Other than grants pursuant to the our 2004 Equity Incentive Plan and 2010 Equity Incentive Plan, management has no present arrangements, agreements, understandings or plans for the issuance of the additional shares of common stock proposed to be authorized by the amendment to the articles of incorporation.

Anti-Takeover Effects of the Proposed Amendment

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of Old Line Bancshares, Inc., with another company), the current proposal to amend the charter is not in response to any effort by any person or group to accumulate Old Line Bancshares, Inc.’s common stock or to obtain control of Old Line Bancshares, Inc., by means of a merger, tender offer, solicitations in opposition to management or otherwise.

The proposed increase in the number of authorized shares of common stock is not intended for anti-takeover purposes.  Management is not currently aware of any actions taken by any person or group to obtain control of Old Line Bancshares or to change its management.  In addition, there have been no proposals to management or the Board of Directors for a merger or the purchase of Old Line Bancshares, Inc.’s securities or assets, and the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders.  The Board of Directors does not currently contemplate recommending the adoption of any other amendments to the articles of incorporation that could be construed to affect the ability of third parties to take over or change control of our company.

Anti-Takeover Provisions in Old Line Bancshares’ Articles of Incorporation and Bylaws

General.  A number of provisions of Old Line Bancshares’ articles of incorporation and bylaws deal with matters of corporate governance and certain rights of stockholders.  The following discussion is a general summary of certain provisions the articles of incorporation and bylaws that might be deemed to have a potential “anti-takeover” effect.  The following description of certain of the provisions of the articles of incorporation and bylaws is necessarily general and reference should be made in each case to the articles of incorporation and bylaws, which are available at the SEC’s web site at www.sec.gov.

Extraordinary Transactions.  Old Line Bancshares’ articles of incorporation provide that certain “business combination” (as defined in the articles of incorporation) transactions between Old Line Bancshares and any person who is the beneficial owner, directly or indirectly, of more than 15% of the shares of Old Line Bancshares’ capital stock entitled to vote in the election of directors (an “interested stockholder”) (or between Old Line Bancshares and an affiliate of the interested stockholder) require a supermajority vote of holders of 80% of the total outstanding shares of capital stock of Old Line Bancshares unless a majority of the “disinterested directors” (as defined in the articles of incorporation) of Old Line Bancshares approve the business combination if the stockholders of Old Line Bancshares are not receiving cash or other consideration in the transaction or, with respect to all other business combination transactions, unless certain fair price and procedural provisions are satisfied.  In general, the articles of incorporation define a “business combination” as:

•	Any merger or consolidation of Old Line Bancshares or a subsidiary with an interested stockholder or an affiliate of an interested stockholder;

•
Any sale, lease, license, exchange, mortgage, pledge, transfer or other disposition to or with any interested stockholder or any affiliate of any interested stockholder of any assets of Old Line Bancshares having an aggregate fair market value equal to or greater than 10% of Old Line Bancshares’ assets;

•
The issuance or transfer by Old Line Bancshares or any subsidiary of any securities thereof to any interested stockholder or any affiliate of any interested stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value equal to or greater than 10% of Old Line Bancshares’ combined assets, except pursuant to an employee benefit plan of Old Line Bancshares;

•
Any reclassification or recapitalization of Old Line Bancshares, any merger or consolidation of Old Line Bancshares with any of its subsidiaries, or any other transaction (whether or not with or into or otherwise involving an interested stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of Old Line Bancshares or any subsidiary that are directly or indirectly owned by any interested stockholder or any affiliate of any interested stockholder; or

•	The adoption of a plan or proposal for the liquidation or dissolution of Old Line Bancshares proposed by or on behalf of an interested stockholder or any affiliate of any interested stockholder.

In general, the articles of incorporation define the term “disinterested director” as any person who is not an affiliate or associate of the interested stockholder and who was a member of the Board of Directors prior to the time that the interested stockholder became an interested stockholder.

Classification of the Board of Directors.  Old Line Bancshares’ articles of incorporation and bylaws provide that it shall have not less than five nor more than 25 directors, the exact number to be fixed by the Board of Directors, and that the number of directors may be increased or decreased by the Board of Directors.  Old Line Bancshares’ directors are divided into three classes - Class A, Class B and Class C - each class consisting of an equal number of directors, or as nearly equal as possible, and each serves for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected.  A classified Board of Directors promotes continuity and stability of management but makes it more difficult for stockholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur.  Old Line Bancshares believes that classification of its Board of Directors will help to assure the continuity and stability of its business strategies and policies as determined by its Board of Directors.

Absence of Cumulative Voting. There is no cumulative voting in the election of Old Line Bancshares’ directors.  Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected.  Because a stockholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority stockholders to elect nominees to a corporation’s Board of Directors.

The absence of cumulative voting means that the holders of a majority of Old Line Bancshares’ shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Removal of Directors.  Old Line Bancshares’ articles of incorporation and bylaws provide that a director may only be removed by the affirmative vote of at least 80% of the votes entitled to be cast in the election of directors and only for cause.

Amendment of Articles of Incorporation and Bylaws. Old Line Bancshares’ articles of incorporation generally provide that amendments to the articles, including those that would impact anti-takeover provisions, must be approved by the holders of at least two-thirds of the shares entitled to be voted on the matter.  Stockholders generally have no right to amend the bylaws.

Authorized Shares.  As indicated above, Old Line Bancshares’ articles of incorporation authorize the issuance of 15,000,000 shares of common stock and authorize the issuance of 1,000,000 shares of preferred stock.  The authorization of shares of common and preferred stock in excess of the amount issued provides the Board of Directors with flexibility to effect, among other transactions, financings, acquisitions, stock dividends, stock splits and stock options or other stock-based compensation.  The unissued authorized shares may also be used by the Board of Directors consistent with its fiduciary duty to deter future attempts to gain control of Old Line Bancshares.  Also, as indicated above, the Board of Directors’ right to set the terms of one or more series of preferred stock has anti-takeover effects.

Procedures For Stockholder Nominations.  Old Line Bancshares’ bylaws provide that any stockholder desiring to make a nomination for the election of directors must submit written notice to Old Line Bancshares prior to the meeting.  This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations should management determine that doing so is in the best interests of stockholders generally.

Anti-Takeover Provisions in the Maryland General Corporation Law

In addition to the provisions contained in Old Line Bancshares’ articles of incorporation and bylaws, the Maryland General Corporation Law (the “MGCL”) includes certain provisions applicable to Maryland corporations that may have an anti-takeover effect, including, but not limited to, the provisions discussed below.

Business Combinations.  Under the MGCL, certain “business combinations” between a Maryland corporation and an “Interested Stockholder” (as described in the MGCL) are prohibited for five years after the most recent date on which the Interested Stockholder became an Interested Stockholder, unless an exemption is available.  Thereafter a business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (ii) two thirds of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the Interested Stockholder with whom the business combination is to be effected, unless the corporation’s stockholders receive a minimum price (as described in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Stockholder for its shares.

Maryland’s business combination statute does not apply to business combinations that are approved or exempted by the Board of Directors prior to the time that the Interested Stockholder becomes an Interested Stockholder.  In addition, Maryland’s business combination statute does not apply to a corporation that “opts out” of the business combination statute through a charter provision.  Old Line Bancshares has not elected to “opt out” of Maryland’s business combination statute through a charter provision.

Control Share Acquisitions.  The MGCL provides that holders of “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights with respect to the “control shares” except to the extent approved by a vote of holders of two-thirds of the shares entitled to be voted on the matter, excluding shares of stock owned by the acquirer or by officers or directors who are employees of the corporation.  “Control shares” are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one tenth or more but less than one third; (ii) one third or more but less than a majority; or (iii) a majority of all voting power.  Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval.  A “control share acquisition” means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and delivery of an “acquiring person statement”), may compel the corporation’s Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares.  If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

Unless the corporation’s charter or bylaws provide otherwise, if voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement within ten days following a control share acquisition then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights of such shares are considered and not approved.  Moreover, unless the charter or bylaws provides otherwise, if voting rights for control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to exercise or direct the exercise of a majority or more of all voting power, other stockholders may exercise appraisal rights.  The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Maryland’s control share acquisition statute does not apply to individuals or transactions that are approved or exempted (whether generally or specifically) in a charter or bylaw provision before the control share acquisition occurs.  Old Line Bancshares has not approved or exempted any individuals or transactions through a charter or bylaw provision.

Effect of Anti-Takeover Provisions

The foregoing provisions of the articles of incorporation and bylaws and Maryland law could have the effect of discouraging an acquisition of Old Line Bancshares or stock purchases in furtherance of an acquisition, and could accordingly, under certain circumstances, discourage transactions that might otherwise have a favorable effect on the price of our common stock.  In addition, such provisions may make Old Line Bancshares less attractive to a potential acquiror and/or might result in stockholders receiving a lesser amount of consideration for their shares of common stock than otherwise could have been available.

Our Board of Directors believes that the provisions described above are prudent and will reduce Old Line Bancshares’ vulnerability to takeover attempts and certain other transactions that are not negotiated with and approved by the Board of Directors.  Our Board of Directors believes that these provisions are in Old Line Bancshares’ best interests and the best interests of its stockholders.  In the Board of Directors’ judgment, the Board of Directors is in the best position to determine Old Line Bancshares’ true value and to negotiate more effectively for what may be in the best interests of Old Line Bancshares’ stockholders.  Accordingly, the Board of Directors believes that it is in our best interests and in the best interests of our stockholders to encourage potential acquirors to negotiate directly with the Board of Directors and that these provisions will encourage such negotiations and discourage hostile takeover attempts.

Despite the Board of Directors’ belief as to the benefits to Old Line Bancshares of the foregoing provisions, these provisions also may have the effect of discouraging a future takeover attempt in which stockholders might receive a substantial premium for their shares over then current market prices and may tend to perpetuate existing management.  As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so.  The Board of Directors, however, believes that the potential benefits of these provisions outweigh their possible disadvantages.

Stockholder Approval

The approval of the Articles of Amendment to increase the number of authorized shares of common stock from 15,000,000 to 25,000,000 requires the affirmative vote of at least two-thirds of the total votes entitled to be cast at the Annual Meeting.

The Board of Directors recommends that stockholders vote “FOR” the Articles of Amendment.

PROPOSAL IV
APPROVING AN AMENDMENT TO THE OLD LINE BANCSHARES, INC. 2010 EQUITY INCENTIVE PLAN TO INCREASE BY 450,000 THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN

Introduction

The Old Line Bancshares, Inc. 2010 Equity Incentive Plan (the “Plan”) became effective on May 27, 2010 upon its approval by our stockholders.  As originally adopted, the Plan authorized the issuance of up to 250,000 shares of our common stock plus (i) any available shares of common stock under the Old Line Bancshares, Inc. 2004 Equity Incentive Plan (the “2004 Plan”) as of its termination date and (ii) shares of common stock subject to options granted under the 2004 Plan that expire or terminate without having been fully exercised.

As of ___________, 2013, there were _______ shares of our common stock remaining available for future awards under the Plan and _________ shares of common stock remaining available for future awards under the 2004 Plan, which will terminate by its terms on March 25, 2014.  The Plan and the 2004 Plan are the only equity compensation plans under which equity awards can currently be made to our employees and directors.  The total number of shares available for future awards under the Plan and 2004 Plan as of __________, 2013 is not expected to change to any significant degree prior to the date of the Annual Meeting.

Because of the importance we attach to providing competitive levels of equity-based compensation to our employees, and in light of our pattern of share usage during recent years, the addition of 79 permanent employees as a result of our merger with WSB Holdings, Inc. on May 13, 2013, and the potential additional employees as we continue to grow our business including, potentially, through additional acquisitions, we believe that the shares remaining under the Plan and the 2004 Plan will be insufficient to continue making awards.

As a result, our compensation committee recommended, and our Board of Directors has adopted, subject to stockholder approval, an amendment to the Plan to increase the number of shares of our common stock authorized for issuance under the Plan by 450,000 shares.  No other changes to the Plan as currently in effect are being proposed at this time.

Stockholder Approval and Board of Directors Recommendation

Stockholder approval of the amendment to the Plan is being sought in order to satisfy the stockholder approval requirements of the NASDAQ Stock Market LLC.

Our Board of Directors recommends that our stockholders vote FOR approval of the amendment to the Plan because it believes that increasing the Plan’s share reserve is critical to our ability to provide the types and sizes of awards that will be crucial factors in enabling us to continue to provide a competitive mix of compensation to our key employees.

Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the amendment to the Plan.  If the amendment to the Plan is not approved by the stockholders, the Plan will remain in effect as it existed immediately prior to the proposed amendment, and we will remain subject to the existing pool of shares available for issuance.

Description of the Amended Plan

The major features of the Plan, assuming approval of the proposed amendment, are summarized below.  The summary is qualified in its entirety by reference to the full text of the amended Plan, a copy of which is attached as Appendix B to this proxy statement.  Terms not otherwise defined have the meanings assigned to such terms in the Plan.

General

The purpose of the Plan is to advance the interests of Old Line Bancshares, Inc. (the “Company”) by providing directors and selected employees of Old Line Bank (the “Bank”), the Company, and their affiliates with the opportunity to acquire shares of Common Stock.  By encouraging stock ownership, the Company seeks to: attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and selected employees of the Company, the Bank and their affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, employees, and other stockholders.

The Plan permits the granting of stock options (including incentive stock options within the meaning of Code section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, and other stock-based awards, or any combination of the foregoing.

The Plan provides for the grant of restricted stock and cash-based awards in addition to stock options.  This is intended to, among other things:

•	align employee rewards with the long term interest of the Company and its stockholders;
•	be consistent with many compensation plans that provide for incentive vehicles in addition to stock options;
•	permit the Company to be competitive with other companies that are using other incentives in addition to stock options; and
•	provide the Company with the flexibility to respond, if necessary or appropriate, to changes in the accounting for stock options and other regulatory changes.

The Plan limits the aggregate number of shares of common stock as to which options, restricted stock or other stock-based awards that may be granted to 700,000 shares plus that number of shares available, but not issued, pursuant to the 2004 Plan.  Based on the number of shares of common stock currently available for grant under the 2004 Plan and subject to unexercised options issued under the 2004 Plan, a maximum of _________ shares may be granted under the Plan, representing, approximately_______% of the outstanding shares of common stock.

Old Line Bancshares, Inc. intends to file a registration statement under the Securities Act of 1933, as amended, to register the shares of common stock to be issued pursuant to the Plan, as amended.

Eligibility

All of the Company’s, the Bank’s and their affiliates’ employees, including executive officers, non-employee directors, and all other individuals providing bona fide services to or for the Company, the Bank or an affiliate, such as consultants and independent contractors (“Eligible Persons”), are eligible to receive grants of Awards under the Plan.

As of __________, 2013, approximately ___ employees (including executive officers) and 17 non-employee Directors were eligible to be selected by the Administrator to receive Awards under the Plan.

Administration

The Plan is administered by the Board of Directors or a committee appointed by the board (the “Administrator”).  Currently, the Compensation Committee administers the Plan.  In addition, as permitted by applicable law, the Board of Directors may authorize an officer or officers to grant Awards, other than stock Awards, to other officers and employees of the Company and its affiliates, who serves as the Administrator of the Plan to the extent authorized.  The Administrator has full power and authority, consistent with the terms of the Plan, among other things, to determine the eligible persons to whom Awards are granted, the types of Awards to be granted, the number of shares of common stock covered by or used for reference purposes for each Award, whether to modify, amend, extend or renew existing Awards, and the terms, limitations, restrictions and conditions of all Awards, including the exercise price of options, whether an option is an incentive stock option or a non-qualified stock option, exceptions to nontransferability, any performance goals applicable to Awards, and provisions relating to vesting and the period of exercise or restriction.

Subject to the provisions of the Plan, the Administrator may construe and interpret the Plan and Awards granted under the Plan (including the agreements evidencing such Awards).  The Administrator may adopt, and interpret such rules and regulations relating to the Plan and make all other determinations for the administration of the Plan.  The determinations of the Administrator on the matters outlined above are binding and final.

Stock Subject to the Plan

The maximum number of shares of the Company’s common stock that may be issued with respect to Awards granted under the Plan is 700,000 plus (i) any shares of common stock that are available under the 2004 Plan as of its termination date and (ii) shares of common stock subject to options granted under the 2004 Plan that expire or terminate without having been fully exercised.  This number of shares of common stock with respect to which Awards may be issued under the Plan may be adjusted to reflect any changes in the outstanding common stock as discussed below under “Capital Adjustments.”

If an option expires or terminates without having been fully exercised, or if shares of restricted stock are forfeited, then the unissued shares of common stock that had been subject to the Award will be available for the grant of additional Awards.

Options

Options granted under the Plan will either be (i) incentive stock options or (ii) non-qualified stock options.  Incentive stock options may only be granted to employees or directors of the Company, the Bank or an eligible affiliate on the date of grant.  Each option granted under the Plan will be identified either as a non-qualified stock option or an incentive stock option and will be evidenced by an Agreement that specifies the terms and conditions of the option.

The exercise price of an option granted under the Plan may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. However, in the case of an incentive stock option granted to an employee who, on the date of grant, is the beneficial owner of at least 10% of the common stock, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant.

The period during which an option granted under the Plan will be exercisable, as determined by the Administrator, will be set forth in the agreement evidencing the option Award.  However, an incentive stock option may not be exercisable for more than ten years from its date of grant.

Stock Appreciation Rights

The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of the Company’s common stock over the base price per share of the SAR, which may not be less than the fair market value on the date of grant.  Payment for SARs may be in cash, stock or any combination of cash and stock.

Restricted and Unrestricted Stock Awards

The Administrator may grant shares of restricted or unrestricted stock under the Plan, subject to terms and conditions in the Plan.

Shares of restricted stock granted under the Plan will consist of shares of common stock that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as determined by the Administrator, including but not limited to duration of service or the achievement of one of more performance goals (as discussed further below).  Generally, if the Participant’s employment or service as a director terminates during the vesting period for any reason other than in connection with a change of control or because of the Participant’s retirement, death or Disability, any shares of unvested restricted stock will be forfeited.

Under the Plan, the Administrator may remove any or all the restrictions imposed on any Award of restricted stock after the issuance of such Award on such terms and conditions as the Administrator deems appropriate.

Performance Awards

The Administrator may grant performance awards under the Plan, which become payable upon the attainment of one or more performance goals established by the Administrator.  Performance awards may be paid by delivery of cash, common stock or any combination thereof.

Performance goals established by the Administrator may be based on one or more business criteria that apply to either an individual or group of individuals, the Company, the Bank and/or one or more of its affiliates and over such period as the Administrator may designate.  Such performance goals can be based on operating income, earnings or earnings growth, sales, return on assets, equity or investments, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

Phantom Stock

A grant of phantom stock entitles the holder thereof to receive the market value of an equivalent number of shares of common stock on the settlement date determined by the Administrator.  An award of phantom stock may be settled in cash, stock or a combination thereof, as set forth in the agreement evidencing the award of phantom stock.  The Administrator will determine the other terms and conditions of any phantom stock award, which will be set forth in the agreement evidencing the Award.

Other Stock-Based Awards

The Administrator is also authorized to grant other types of stock-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to the Company’s common stock, subject to terms and conditions in the Plan.

Transferability

Except as otherwise determined by the Administrator and set forth in the agreement evidencing an Award (and in any case with respect to an incentive stock option), no Award granted under the Plan is transferable other than by will or the applicable laws of descent and distribution in the event of the participant’s death, or pursuant to the terms of a “qualified domestic relations order” (as defined in Section 414(p) of the Code).  Unless otherwise determined by the Administrator, during the grantee’s lifetime, an Award may be exercised only by the grantee or, during a period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

Capital Adjustments

If the outstanding common stock of the Company changes as a result of a stock dividend, spin-off, stock split, reverse stock split, split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination or similar occurrence, then (a) the maximum number of shares of common stock as to which Awards may be granted under the Plan and (b) the number of shares covered by and the exercise price and other terms of outstanding Awards will automatically be adjusted to reflect such event, unless the Board of Directors determines that no adjustment to the maximum number of shares issuable under the Plan will be made.

Termination, Amendment and Modification

The Board of Directors may amend or terminate the Plan or any portion thereof at any time, but no amendment or modification may impair the rights of any grantee under any outstanding Award without his or her consent.  However, the Board of Directors may not amend or modify the Plan or any portion thereof without the approval of the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations.  Furthermore, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.  In addition, the Administrator may not make any modifications, amendments, extensions or renewals of outstanding Awards without the consent of the affected Award holder if such action would materially adversely affect any outstanding Award.

Change of Control

In the event of a change of control of the Company (as defined in the Plan), holders of options and other Awards that are exercisable or convertible, or that become exercisable or convertible upon or prior to a change of control as provided for in the agreement evidencing such Award, may exercise or convert such Awards immediately prior to the change of control.  If the agreement evidencing the Award makes no provision for the acceleration of exercisability or conversion of the Award in connection with a change of control, any unvested portion of such Award may terminate upon the change of control.

Term of the Plan

Unless sooner terminated by the Board of Directors, the Plan will terminate 10 years from the date that it was originally approved by the stockholders, or May 27, 2020.  The termination of the Plan will not, however, affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the Plan.  State and local tax consequences may differ.

Incentive Stock Options.  An option holder will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item that is required to be included in income for purposes of the alternative minimum tax.  However, if an incentive stock option is not exercised within certain specified periods after termination of employment, the option will be treated as a non-qualified stock option and the tax consequences to the option holder will be as described below.

Generally, gain or loss from the disposition of shares of common stock acquired on the exercise of an incentive stock option will be treated as capital gain or loss; however, if certain holding period requirements are not satisfied the option holder generally will recognize ordinary income upon the disposition to the extent of the difference between the exercise price and the fair market value of the stock on the date the option was exercised.  Any gain recognized on the disposition in excess of the amount treated as ordinary income will be capital gain, and any loss recognized will be a capital loss.

Non-qualified stock options, stock appreciation rights, awards of phantom stock and performance awards.  A grantee generally is not required to recognize income on the grant of a non-qualified stock option, stock appreciation right, phantom stock award or performance award.  Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option or stock appreciation right is exercised, or in the case of an award of phantom stock or a performance award on the date of payment of such award in cash or shares of common stock.  In general, the amount of ordinary income required to be recognized is (a) in the case of a non-qualified stock option, an amount equal to the excess, if any, of the fair market value of the shares of common stock on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and the fair market value of any shares of common stock received on exercise, and (c) in the case of an award of phantom stock or a performance award, the amount of cash and the fair market value of any shares of common stock received.  In all three of these instances, the amount of ordinary income is not reduced by any taxes withheld upon payment of the Award.

Restricted Stock.  Shares of restricted stock awarded under the Plan will be subject to a substantial risk of forfeiture for the period of time specified in the Award.  Unless a grantee of shares of restricted stock makes an election under Section 83(b) of the Code as described below, the grantee generally is not required to recognize ordinary income on the award of restricted stock.  Instead, on the date(s) the substantial risk of forfeiture lapses, the grantee will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock on such date over the amount, if any, paid for such shares.  If a grantee makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares.  In such case, the grantee will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

Unrestricted Stock.  In general, a grantee is required to recognize ordinary income on the date of issuance of unrestricted shares of common stock to the grantee equal to the excess, if any, of the fair market value of such shares on such date over the amount, if any, paid for such shares.

Gain or Loss on Sale or Exchange of Common Stock.  A grantee will recognize gain or loss upon the sale or exchange of shares of common stock granted or awarded under the Plan.  In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.  Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the grantee holds the shares once they are acquired.  However, as discussed above, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a grantee may recognize ordinary income upon such disposition.

The capital gain or loss will be equal to the difference between the selling price and the optionee’s basis in the stock.  For stock acquired through the exercise of an option, the basis is generally the sum of the option price plus the amount of taxable income, if any, the optionee reported upon the exercise of the option.

Deductibility by Company.  The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option.  However, if a grantee is required to recognize income as a result of a disqualifying disposition, the Company will generally be entitled to a deduction equal to the amount of ordinary income so recognized.  In general, in the case of a non-qualified stock option (including an incentive stock option that is treated as a non-qualified stock option, as described above), a stock appreciation right, a stock award, an award of phantom stock or a performance award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the grantee, provided that certain income tax reporting requirements are satisfied.

Parachute Payments.  Where payments to certain persons that are contingent on a change in control exceed limits specified in Section 280G of the Code, the person generally is liable for a 20% federal excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments.  Under the Plan, the Administrator may grant options and other Awards for which the vesting is accelerated by a change in control of the Company.  The effect of such accelerated vesting would be taken into account in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation.  Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year.  The Plan has been designed to allow the grant of options, awards of restricted stock and other stock-based awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the Plan.  In addition, the Administrator in its sole discretion will determine the number and types of Awards that will be granted and to whom.  Thus, it is not possible to determine the benefits that will be received by eligible participants if our stockholders approve the Plan.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2012, with respect to compensation plans under which equity securities of Old Line Bancshares are authorized for issuance.

Equity Compensation Plan Information
December 31, 2012
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders(1)	398,598	$5.55	147,677

(1)	Includes the Plan and the 2004 Plan.

The Board of Directors recommends that stockholders vote "FOR" the amendment to the Old Line Bancshares, Inc. 2010 Equity Incentive Plan.

PROPOSAL V
NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related Securities and Exchange Commission (“SEC”) regulations require, beginning in 2013, that we provide our stockholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement.  This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers by voting on the following non-binding, advisory resolution:

RESOLVED, that the stockholders of Old Line Bancshares, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2013 annual meeting of stockholders.

Approval of the non-binding, advisory proposal to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting.

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, or create or imply any additional fiduciary duty on the Board or our Directors.  It will also not affect any compensation paid or awarded to any executive.  The Board of Directors and its Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors believes that the Company’s executive compensation program, as described elsewhere in this proxy statement, is reasonable in comparison both to similar sized companies in the industry and to the Company’s performance, and that it strongly aligns the interests of the Company’s executive officers with the interests of the Company’s stockholders in the creation of long-term value of the Company as well as the components that drive long-term value.

The Board of Directors recommends that stockholders vote "FOR" approval of the non-binding advisory resolution to approve the compensation of our named executive officers as described in this proxy statement.

PROPOSAL VI
ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and related SEC regulations also require that not less frequently than once every six years, SEC reporting companies obtain a non-binding stockholder vote on the frequency of the stockholder votes on executive compensation, in particular, whether the advisory vote on executive compensation should occur every one, two or three years.  Accordingly, we are seeking a stockholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every year, every two years or every three years.

The Board of Directors recommends that future non-binding advisory votes to approve the compensation of our named executive officers be held every year.  This recommendation is based on the fact that named executive officer compensation is evaluated, adjusted and approved by the Board of Directors or Compensation Committee, as applicable, on a yearly basis, and the belief that stockholder input with respect to our compensation program should be taken into consideration by the Board of Directors and Compensation Committee when making their annual compensation determinations.

Even though this vote neither will be binding on the Company or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors, the Board of Directors will take into account the outcome of this vote in making future decisions regarding the frequency of submitting to stockholders the non-binding advisory resolution to approve the compensation of our named executive officers.

The option of every year, every two years or every three years that receives a majority of the votes cast at the Annual Meeting will be the frequency that has been recommended by stockholders.  Because this vote is advisory and non-binding, however, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders.

The Board of Directors recommends an advisory vote for a frequency of “EVERY YEAR” for future non-binding advisory resolutions to approve the compensation of our named executive officers.

STOCKHOLDER COMMUNICATIONS

If you would like to contact Old Line Bancshares, Inc.’s Board of Directors, including a committee of the Board of Directors, you can send an email to msemanie@oldlinebank.com, or write to the following address:

Board of Directors
c/o Corporate Secretary
Old Line Bancshares, Inc.
1525 Pointer Ridge Place
Bowie, Maryland  20716

The Secretary will compile all communications and submit them to the Board of Directors or the individual Directors on a periodic basis.

STOCKHOLDER PROPOSALS

We expect that we will hold our 2014 annual meeting of stockholders on June 26, 2014.  Since the date of next year’s annual meeting will be changed by more than 30 days from the date of this year’s annual meeting, in order to be included in the proxy materials for Old Line Bancshares, Inc.’s 2014 annual meeting of stockholders, stockholder proposals submitted to Old Line Bancshares, Inc. in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at Old Line Bancshares, Inc.’s executive offices on or before January 12, 2014.  In accordance with Rule 14a-8 of the Securities Exchange Act of 1934, we believe this date to be a reasonable time before we expect to begin to print and send our proxy materials for the 2014 annual meeting of stockholders.  In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of Old Line Bancshares, Inc. by Certified Mail—Return Receipt Requested.

Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, Old Line Bancshares’ stockholders are notified that the deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2014 Annual Meeting will be April 17, 2014 or, if the date of the 2014 annual meeting of stockholders is not June 26, 2014, the later of April 17, 2014 or the 10th day following the date on which public announcement of the date of the 2014 annual meeting of stockholders is made.  As to all such matters which we do not have notice on or prior to that date, discretionary authority to vote on such proposal will be granted to the persons designated in Old Line Bancshares, Inc.’s proxy related to the 2014 annual meeting of stockholders.

In addition to any other applicable requirements, for nominations for election to the Board of Directors outside of the procedures established in the charter of the Corporate Governance/Nominating Committee of Old Line Bancshares, Inc. and even if the nomination is not to be included in the Proxy Statement, pursuant to Old Line Bancshares, Inc.’s Bylaws, the stockholder must give notice in writing to the President of Old Line Bancshares, Inc. not less than 14 days nor more than 50 days prior to the date of the meeting called for the election of directors, provided, however, that if less than 21 days’ notice of the meeting is given to stockholders, such nomination must be mailed or delivered to the President not later than the close of business on the fifth business day following the date on which the notice was mailed.  For the Annual Meeting, the President of Old Line Bancshares, Inc. has to receive the notice between June 26, 2013 and August 1, 2013.

The notice must contain (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the names of any associate or affiliate (as those terms are defined under the Securities Exchange Act of 1934, as amended) of each proposed nominee which own shares of capital stock of Old Line Bancshares, Inc. or are beneficial owners of options or parties to agreements in respect to the capital stock of Old Line Bancshares, Inc.; (iv) the total number of shares of capital stock of Old Line Bancshares, Inc. that will be voted for each proposed nominee; (v) the name and residence address of the notifying stockholder; and (vi) the number of shares of capital stock of Old Line Bancshares, Inc. owned by the notifying stockholder and each proposed nominee.  A full description of these notice requirements can be found in Article I, Section 7 of Old Line Bancshares, Inc.’s Amended and Restated Bylaws.

ANNUAL REPORT

The Old Line Bancshares, Inc. annual report on Form 10-K for the year ending December 31, 2012 is being mailed with this proxy statement.  Copies of the report will also be available at the Annual Meeting on August 15, 2013.

A COPY OF OLD LINE BANCSHARES, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED BY MANAGEMENT TO ANY BENEFICIAL OWNER OF ITS SECURITIES WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. REQUESTS IN WRITING SHOULD BE DIRECTED TO OLD LINE BANCSHARES, INC. C/O CORPORATE SECRETARY, 1525 POINTER RIDGE PLACE, BOWIE, MARYLAND  20716.  EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF JUNE 25, 2013, THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH MEETING.

OTHER BUSINESS

The management of the Old Line Bancshares, Inc. does not intend to present any other matters for action at the Annual Meeting, and the Board of Directors has not been informed that other persons intend to present any matters for action at the Annual Meeting.  However, if any other matter should properly come before the Annual Meeting, including matters for which we did not receive notice by May 28, 2013, the persons named in the accompanying form of proxy intend to vote thereon, pursuant to the proxy, in accordance with their judgment of the best interests of Old Line Bancshares, Inc.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

By order of the Board of Directors
July 12, 2013	Craig E. Clark, Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Appendix A

ARTICLES OF AMENDMENT
OF
OLD LINE BANCSHARES, INC.

OLD LINE BANCSHARES, INC., a Maryland corporation (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (which is hereinafter referred to as the “SDAT”) that:

FIRST:  The Charter of the Corporation is hereby amended by increasing the number of authorized shares of common stock from fifteen million (15,000,000) to twenty-five million (25,000,000), and from and after the acceptance of these Articles of Amendment by the SDAT, the first two paragraphs of Article SIXTH of the Charter is deleted in its entirety and replaced with the following:

“The total number of shares and the par value of each class of capital stock which the Corporation is authorized to issue is as follows:

Class of Stock	Number of Shares	Par Value

Preferred	1,000,000	$0.01
Common	25,000,000	$0.01

Any and all shares of stock issued, and for which the full consideration has been paid or delivered, shall be deemed fully paid stock; and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.  The aggregate par value of all shares of all classes of stock is $260,000.”

SECOND:  The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law (the “MGCL”), duly advised the foregoing amendments and the stockholders of the Corporation entitled to vote on the foregoing amendment, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly approved the foregoing amendment.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Secretary as of this ___ day of August, 2013; and its President acknowledges that these Articles of Amendment are the act of the Corporation, and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	OLD LINE BANCSHARES, INC.

	By	(SEAL)
Mark A. Semanie, Secretary		James W. Cornelsen, President and Chief
Executive Officer

APPENDIX B

2010 EQUITY COMPENSATION PLAN, AS AMENDED

OLD LINE BANCHSARES, INC. 2010 EQUITY INCENTIVE PLAN

1.           Establishment, Purpose and Types of Awards.  Old Line Bancshares, Inc. (the “Company”), the parent holding company of Old Line Bank (the “Bank”) hereby establishes the OLD LINE BANCSHARES, INC. 2010 EQUITY INCENTIVE PLAN (the “Plan”).  The purpose of the Plan is to advance the interests of the Company by providing directors and selected employees of the Bank, the Company, and their Affiliates with the opportunity to acquire shares of Common Stock.  By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and selected employees of the Company, the Bank and their Affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, employees, and other stockholders.

The Plan permits the granting of stock options (including incentive stock options within the meaning of Code section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.           Definitions.  Under the Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships), including Old Line Bank.  For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

“Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award pursuant to the Plan.

The “Bank” means Old Line Bank.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning ascribed to such term or words of similar import in Participant’s written employment or service contract with the Company or Bank and, in the absence of such agreement or definition, means Participant’s (i) conviction of, or plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, the Bank, or any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with Participant’s duties or willful failure to perform Participant’s responsibilities in the best interests of the Company or Bank; (v) illegal use or distribution of drugs; (vi) violation of any Company, Bank or Affiliate rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by Participant for the benefit of the Company or Bank, all as determined by the Administrator, which determination will be conclusive.

“Change of Control” means if any of the following occurs:

(i)  any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) or the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the general rules and regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 30% of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors of the Company; or

(ii)  the stockholders of the Company approve a definitive agreement for (i) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (ii) the sale, exchange or other disposition of all or substantially all of the assets of the Company; or

(iii)  during any period of two years or less, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least 75% of the directors then still in office who were directors at the beginning of the period.  Notwithstanding the foregoing, a Change of Control shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender exchange offer is commenced by, the Company or any of its subsidiaries, any profit sharing, employee ownership or other employee benefit plan of the Company or any subsidiary of any trustee of or fiduciary with respect to any such plan when  acting in such capacity, or any group comprised solely of such entities; or

(iv) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” means Old Line Bancshares, Inc.

“Disability” shall, unless otherwise expressly provided in the applicable Grant Agreement, have the meaning ascribed to such term or words of similar import in the Grantee’s written employment or similar agreement with the Company or an Affiliate; provided, however, that if there is no such agreement, Disability shall mean a physical or mental condition that renders the Participant unable to perform the duties of the Participant’s customary position of service for an indefinite period that the Administrator determines will be of long, continued duration.  The Participant will be considered Disabled as of the date the Administrator determines the Participant first satisfied the definition of Disability.  The Administrator may require such proof of Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether Participant is totally and permanently disabled will be final and binding on all parties concerned.

“Employee” means any person employed by the Company, the Bank, or any Affiliate, other than in the capacity as director, advisory director or comparable status.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a share of Common Stock for any purpose on a particular date: (i) the closing price quoted on The NASDAQ Stock Market or other national securities exchange or national securities association that is the principal market for the Common Stock; (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Administrator’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the closing bid price on the relevant date furnished by a professional market maker for the Common Stock selected by the Administrator in its sole discretion.  If the Common Stock is listed or quoted as described in clause (i), clause (ii) or clause (iii) above, as applicable, but no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the nearest preceding date on which trading of the Common Stock occurred.  For all purposes under the Plan, the term “relevant date” as used in this definition means either the date as of which Fair Market Value is to be determined or the nearest preceding date on which public trading of the Common Stock occurred, as determined in the Administrator’s sole discretion.

“Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan.  Each Grant Agreement shall incorporate the terms of the Plan.

“Participant” means a person eligible to be granted Awards under the Plan pursuant to Section 5 hereof.

“Parent” shall mean a corporation, whether nor or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code section 424(e), or any successor thereto.

“Performance Goals” shall mean performance goals established by the Administrator which may be based on one or business criteria selected by the Administrator that apply to an individual or group of individuals, the Corporation and/or one or more of its Affiliates either separately or together, over such performance period as the Administrator may designate, including, but not limited to, criteria based on operating income, earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

“Prior Plan” means the Old Line Bancshares, Inc. 2004 Equity Incentive Plan.

“Subsidiary” and “Subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in section 424(f) of the Code, or any successor thereto.

“Ten-Percent Stockholder” shall mean a Participant who (applying the rules of Code section 424(d)) owns stock possessing more than 10% of the total combined voting power or value of all classes of stock or interests of the Corporation or a Parent or Subsidiary of the Corporation.

3.           Administration.

(a)           Administration of the Plan.  The Plan shall be administered by the Board or a committee that may be appointed by the Board from time to time; provided, however, that unless otherwise determined by the Board, the Administrator shall be composed solely of two or more persons who are “outside directors” within the meaning of Code section 162(m)(4)(C)(i) and the regulations promulgated thereunder and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.  To the extent allowed by applicable state or federal law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b)           Powers of the Administrator.  The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:  (i) determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions (not inconsistent with the Plan) upon any such Award as the Administrator shall deem appropriate, including, but not limited to, whether a stock option shall be an incentive stock option or a nonqualified stock option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, any circumstances in which the Awards would terminate, the period during which Awards may be exercised, and the period during which Awards shall be subject to restrictions; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate, extend or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company or an Affiliate; (vii) establish objectives and conditions (including, without limitation, vesting criteria), if any, for earning Awards and determining whether such objectives and conditions have been satisfied; (viii) determine the Fair Market Value of the Common Stock from time to time in accordance with the Plan; and (ix) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(c)           Non-Uniform Determinations.  The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)           Limited Liability.  To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e)           Indemnification.  To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f)           Reliance on Reports.  Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan.  In no event shall any person who is or shall have been a member of the Board or the Administrator be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

(g)           Effect of Administrator’s Decision.  All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.           Shares Available for the Plan.  The aggregate number of shares of Common Stock issuable pursuant to all Awards granted under the Plan shall not exceed 700,000 plus (i) any available shares of Common Stock under the Prior Plan as of its termination date and (ii) shares of Common Stock subject to options granted under the Prior Plan that expire or terminate without having been fully exercised.  Notwithstanding the foregoing (but subject to adjustment as provided in Section 7(f)), in no event may the number of shares issuable pursuant to the exercise of incentive stock options granted hereunder exceed 700,000.  The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 7(f).

The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(f) of the Plan.  If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that to the extent required by applicable law, any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5.           Participation.  Participation in the Plan shall be open to those employees, officers and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time.  The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

6.           Awards.  The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan.  All Awards shall be subject to the terms and conditions provided in the Grant Agreement.  Awards may be granted individually or in tandem with other types of Awards.  Each Award shall be evidenced by a Grant Agreement, and each Award shall be subject to the terms and conditions provided in the applicable Grant Agreement.  The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award.  If any such deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferral.

(a)           Stock Options.  The Administrator may from time to time grant to eligible Participants Awards of incentive stock options as that term is defined in Code section 422 or non-qualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company.  The exercise price of any option granted under the Plan shall not be less than the Fair Market Value of the shares of Common Stock underlying such option on the date of grant, provided, however, that an incentive stock option granted to an Employee who owns stock representing more than 10% of the combined voting power of the Company or any Affiliate must have an exercise price at least equal to 110% of Fair Market Value as of the date of grant.  No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(i) Special Rules for Incentive Stock Options. The aggregate Fair Market Value, as of the date the Option is granted, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company, or any Parent or Subsidiary), shall not exceed $100,000 or such other dollar limitation as may be provided in the Code.  Notwithstanding the prior provisions of this Section, the Board may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are non-qualified stock options.

(b)           Stock Appreciation Rights.  The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SARs”).  A SAR may be exercised in whole or in part as provided in the applicable Grant Agreement and entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, which shall not be less than the Fair Market Value of one share of Common Stock as of the date the SAR is granted, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised.  Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement or as determined in the sole discretion of the Administrator.  If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date.  No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c)           Stock Awards.  The Administrator may from time to time grant restricted or unrestricted Stock Awards to eligible Participants in such amounts, on such terms and conditions (which terms and conditions may, without limitation, condition the vesting or payment of Stock Awards on duration of service or the achievement of one or more Performance Goals), and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.  By action taken after the restricted Stock Award is issued, however, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Grant Agreement.

(d)           Phantom Stock.  The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“Phantom Stock”) in such amounts and on such terms and conditions as it shall determine, which terms and conditions may condition the vesting or payment of Phantom Stock on the achievement of one or more Performance Goals.  Phantom Stock granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets.  An Award of Phantom Stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as specified in the Grant Agreement.  Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a Phantom Stock Award solely as a result of the grant of a Phantom Stock Award to the grantee.  In granting any such Phantom Stock Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.

(e)           Performance Awards.  The Administrator may, in its sole discretion, grant Performance Awards, which become payable on account of attainment of one or more Performance Goals established by the Administrator.  Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement.

(f)           Other Stock-Based Awards.  The Administrator may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.  Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator as set forth in the Grant Agreement.  In granting any such Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.

7.           Miscellaneous.

(a)           Investment Representations.  The Administrator may require each person acquiring shares of Common Stock pursuant to Awards hereunder to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.  The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.  All certificates for shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws.  The Administrator may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

(b)           Compliance with Securities Law.  Each Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such an Award upon any securities exchange or interdealer quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of nonpublic information or the satisfaction of any other condition is necessary in connection with the issuance or purchase of shares under such an Award, such Award may not be exercised, in whole or in part, unless such satisfaction of such condition shall have been effected on conditions acceptable to the Administrator.  Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

(c)           Withholding of Taxes.  Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability.  The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award.  In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(d)           Loans.  To the extent otherwise permitted by law, the Company or its Affiliate may make loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(e)           Transferability.  Except as otherwise determined by the Administrator or provided in a Grant agreement, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution or pursuant to the terms of a “qualified domestic relations order” (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).  Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(f)           Adjustments for Corporate Transactions and Other Events.

(i)           Capital Adjustments.  In the event of any change in the outstanding Common Stock by reason of any stock dividend, spin-off, stock split, reverse stock split, split- up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination, exchange of shares or the like, then (A) the maximum number of shares of such Common Stock as to which Awards may be granted under the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be appropriately adjusted to reflect such event, unless, with respect to Section 7(f)(i)(A) only, the Board determines, at the time it approves such action that no such adjustment shall be made.  The Administrator may make adjustments, in its sole discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii)           Change of Control Transactions.  In the event of any transaction resulting in a Change of Control of the Company, (A) except as provided in the next sentence of this Section 7(f)(ii), all outstanding stock options and other Awards shall vest and become exercisable to the extent provided for in the applicable Grant Agreement, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change of Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change of Control.  If the acceleration or vesting of an Award or Awards pursuant to this Section 7(f)(ii) would cause any portion of the Award or Awards to be treated as a “parachute payment” (as defined in section 280G of the Code), then except as may be expressly provided in the applicable Grant Agreement such Award or Awards shall vest only to the extent that such acceleration of vesting does not cause any portion of the Award or Awards to be so treated.  In addition, and notwithstanding any provision of any Grant Agreement, payments in respect of Awards are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359, Golden Parachute and Indemnification Payments.

(g)           Substitution of Awards in Mergers and Acquisitions.  Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Bank or an Affiliate as the result of a merger or consolidation of the employing entity with the Bank or an Affiliate, or the acquisition by the Bank or an Affiliate of the assets or stock of the employing entity.  The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(h)           Termination, Amendment and Modification of the Plan.  The Board may terminate, amend or modify the Plan or any portion thereof at any time, but no amendment or modification shall be made which would impair the rights of any grantee under any Award theretofore made, without his or her consent.  Notwithstanding anything to the contrary contained in the Plan, the Board may not amend or modify the Plan or any portion thereof without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange (e.g. The NASDAQ Stock Market) or quotation system on which the Common Stock is listed or traded.  Furthermore, notwithstanding anything to the contrary contained in the Plan, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.

(i)           Non-Guarantee of Employment or Service.  Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in: (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(j)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person.  To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k)           Governing Law.  The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws principles.  Any suit with respect to the Plan shall be brought in the federal or state courts in the districts which include the city and state in which the principal offices of the Company are located.

(l)           Effective Date; Termination Date.  The Plan is effective as of the date approved by the Company’s stockholders and shall continue in effect for a term of ten (10) years, unless earlier terminated pursuant to Section 7(g) hereof.  No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date the Plan is approved by the stockholders, and no Award under the Plan shall have a term of more than ten (10) years.  Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards expire or have been satisfied or terminated in accordance with the Plan and the terms of such Awards; provided, however, that no Award that contemplates exercise or conversion may be exercised or converted, and no Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested, in each case, for more than ten years after the date such Award was initially granted.

(m)           Regulatory Restrictions.  The Plan and the Company’s obligations under the Plan and any Grant Agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.  Without limiting the generality of the foregoing, (i) the Company shall not be required to sell or issue any shares of Common Stock pursuant to any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations, and (ii) the inability of the Company to obtain any necessary authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful exercise or payment of any Award hereunder, shall relieve the Company of any liability in respect of the exercise or payment of such Award to the extent such requisite authority shall have been deemed necessary and shall not have been obtained.

Please detach along perforated line and mail in the envelope provide.

REVOCABLE PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
OLD LINE BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 15, 2013

KNOW ALL MEN BY THESE PRESENT, that the undersigned stockholder of Old Line Bancshares, Inc. (the "Company") hereby appoints Frank Taylor and Suhas R. Shah and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on August 15, 2013, and at any adjournment or postponement of such meeting for the purposes identified below and with discretionary authority as to any other matters that may properly come before the Annual Meeting. Any and all proxies heretofore given are hereby revoked. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES FOR DIRECTOR, "FOR" RATIFICATION OF THE APPOINTMENT OF DIXON HUGHES GOODMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2013, “FOR” APPROVAL OF THE AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION AND 2010 EQUITY INCENTIVE PLAN, “FOR” APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AND FOR A FREQUENCY OF “EVERY YEAR” WITH RESPECT TO THE NON-BINDING ADVISORY PROPOSAL REGARDING THE FREQUENCY OF THE STOCKHOLDER VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES.

Address Changes/Comments

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side)

OLD LINE BANCSHARES, INC. ATTN: MARK A. SEMANIE 1525 POINTER RIDGE PLACE BOWIE, MD. 20716
VOTE BY INTERNET – The  Notice and Proxy Statement and  Annual Report are available at
www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when  you access the web site and follow the instructions  to obtain  your records and to create  an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent  to receiving all future proxy statements,  proxy cards and  annual  reports  electronically via e-mail or the  Internet.  To  sign up  for electronic  delivery, please  follow  the  instructions  above  to  vote  using  the Internet  and,  when  prompted,   indicate  that  you agree  to  receive or access proxy materials electronically in future  years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone   to transmit  your voting instructions  up until 11:59  P.M. Eastern Time  the  day before  the  cut-off  date  or meeting  date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLWS KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
OLD LINE BANCSHARES, INC.

Vote on Directors

1.  Proposal 1-For the election of directors each of the following nominees:

For a three (3) year term to expire in 2016
Nominees:
01) James W. Cornelsen
02) James F. Dent
03) Jeffrey A. Rivest
04) Carla Hargrove McGill

For a term to expire in 2015
Nominees:
05) William J. Harnett
06) Michael J. Sullivan
For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the number(s) of the nominee(s) on the line below. _________________________________

Vote on Proposals
		For	Against	Abstain
2.	Proposal 2-To ratify the appointment of Dixon Hughes Goodman, LLP as independent public accountants to audit the financial statements of Old Line Bancshares, Inc. for 2013.	☐	☐	☐

3.
Proposal 3-To approve Articles of Amendment to Old Line Bancshares, Inc.’s articles of incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 15,000,000 shares to 25,000,000 shares.
		☐	☐	☐

4.	Proposal 4-To approve an amendment to the Old Line Bancshares, Inc. 2010 Equity Incentive Plan to increase by 450,000 the number of shares of common stock issuable under the plan.	☐	☐	☐

5.	Proposal 5-To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers.	☐	☐	☐

6.	Proposal 6-To approve a non-binding advisory proposal regarding the frequency with which stockholders should vote on the compensation of the Company’s named executive officers.

□ Every year	□ Every two years	□ Every three years	□ Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR THE ELECTION OF DIRECTORS, “FOR” RATIFICATION OF THE APPOINTMENT OF DIXON HUGHES GOODMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2013, “FOR” APPROVAL OF THE ARTICLES OF AMENDMENT, “FOR” APPROVAL OF THE AMENDMENT TO THE 2010 EQUITY INCENTIVE PLAN, “FOR” APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND FOR A FREQUENCY OF “EVERY YEAR” FOR FUTURE NON-BINDING ADVISORY RESOLUTIONS TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

This proxy may be revoked at any time prior to its exercise by written notice to the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting by checking the box so that we may make appropriate arrangements for the meeting. ☐

(Please sign as name(s) appears on the attached label. If shares are held jointly, each holder should sign. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. A partnership should sign in the partnership name by a partner. Executors, administrators, guardians and attorneys are requested to indicate the capacity in which they are signing. Attorneys should submit powers of attorney.)

Signature (PLEASE SIGN WITHIN BOX) DATE	Signature (PLEASE SIGN WITHIN BOX) DATE